EXHIBIT 10.14

                                  OFFICE LEASE
                             SUMMARY OF LEASE TERMS


301 Brannan Street                            San Francisco, California

A.   Date:  August 1, 1998

B.   Landlord:                                SOMA PARTNERS, L.P., a
                                              California limited partnership

     Landlord's address for notices:          c/o Stein Kingsley Stein
     [Paragraph 22(k)]
                                              235 Montgomery Street
                                              Suite 1810
                                              San Francisco, CA 94104

C.   Tenant:                                  ADVENT SOFTWARE, INC., a
                                              Delaware corporation

     Tenant's address for notices:            301 Brannan Street
     [Paragraph 22(k)]                        6th Floor
                                              San Francisco, CA 94107

     Tenant Contact Person:                   Rick Roberts

D.   Floor(s) on which Premises               2nd, 3rd, 4th, 5th & 6th
     situated:
     [Paragraph 1(g)]

E.   Rentable area of Premises:               58,955 Square Feet
     [Paragraph 1(g)]

F.   Tenant's Percentage Share:               85.3%
     [Paragraph 1(m)]

G.   Base Expense Year:                       1999
     [Paragraph 1(a)]

H.   Base Tax Year:                           1999
     [Paragraph 1(b)]

I.   Term; Commencement and
     Expiration Dates:
     [Paragraph 2]
           Ten (10) years,
           commencing on
           November 1, 1998,  and
           expiring on
           October 31, 2008.



                                       i.

J.   Basic Monthly Rental:                    Months 1 through 24:  One Hundred
     [Paragraph 3(a)]                         Fifty-two Thousand Seven Hundred
                                              Fifty and 58/100 Dollars
                                              ($152,750.58)

                                              Months 25 through 60:  One Hundred
                                              Fifty-nine Thousand Six Hundred
                                              Sixty-nine and 75/100 Dollars
                                              ($159,669.75).

                                              Months 61 through 120: One Hundred
                                              Seventy-nine Thousand Three
                                              Hundred Twenty-one and 46/100
                                              Dollars ($179,321.46).

     Basic Annual Rental:                     Months 1 through 24:  One Million
                                              Eight Hundred Thirty-three
                                              Thousand Seven and 00/100 Dollars
                                              ($1,833,007.00).

                                              Months 25 through 60:  One Million
                                              Nine Hundred Sixteen Thousand
                                              Thirty-seven and 00/100 Dollars
                                              ($1,916,037.00).

                                              Months 61 through 120: Two Million
                                              One Hundred Fifty-one Thousand
                                              Eight Hundred Fifty-seven and
                                              50/100 Dollars ($2,151,857.50).

     Monthly Storage Rental:                  One Thousand Four Hundred and
                                              00/100 Dollars ($1,400.00)

K.   CPI Adjustment Dates for                 November 1st of each year
     the Monthly Storage Rental only:         commencing in the year 1999
     [Paragraph 3(c)]

L.   Security Deposit:                        If Tenant's Net Worth is $30
     [Paragraph 3(e)]                         million or more:  $179,321.46.

                                              If Tenant's Net Worth is less than
                                              $30 million for four (4)
                                              consecutive quarters: $358,642.92.

                                              If Tenant's Net Worth is less than
                                              $20 million for four (4)
                                              consecutive quarters: $717,285.84.

M.   Landlord's Broker(s):                    SKS Rosenberg, LLC
     [Paragraph 22(q)]


                                      ii.

N.   Tenant's Broker(s): [Paragraph 22(q)]    Cushman & Wakefield

O.   Exhibits and addenda:                    Exhibit A:   Floor Plan
     [Paragraph 22(u)]                        Exhibit A-1: Storage Area
                                              Exhibit B:   Building Rules and
                                                           Regulations
                                              Exhibit C:   Commencement Date
                                                           Memorandum
                                              Exhibit D:   License Agreement

                                              Exhibit E:   Base Building
                                                           Description

The provisions of the Lease identified above in brackets are those provisions where references to particular Lease Terms appear. Each such reference shall incorporate the applicable Lease Terms. In the event of any conflict between the Summary of Lease Terms and the Lease, the latter shall control.

                                      LANDLORD:

                                      SOMA PARTNERS, L.P., a California
                                      limited partnership

                                       By SKS/Rosenberg, LLC, a Delaware
                                          limited liability company, general
                                          partner

                                          By  Stein Kingsley Stein, a California
                                              corporation, Member

                                                 By  /s/  Paul Stein
                                                     ---------------------
                                                       Its    President
                                                           ---------------

                                      TENANT:

                                      ADVENT SOFTWARE, INC.,
                                      a Delaware corporation


                                      By  /s/  Irv Lichtenwald
                                          --------------------
                                          Its        CFO
                                              ----------------

                                      iii.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
1.  DEFINITIONS................................................................1

2.  TERM.......................................................................7

3.  RENTAL; SECURITY DEPOSIT...................................................8

4.  TENANT'S SHARE OF OPERATING EXPENSES AND REAL PROPERTY TAXES..............11

5.  OTHER TAXES PAYABLE BY TENANT.............................................13

6.  USE.......................................................................14

7.  COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS................................15

8.  ALTERATIONS; LIENS........................................................17

9.  MAINTENANCE AND REPAIR....................................................20

10. SERVICES..................................................................22

11. ACCESS CONTROL............................................................24

12. ASSIGNMENT AND SUBLETTING.................................................25
    (a)      Restriction on Transfers.........................................25
    (b)      Landlord's Termination Right.....................................27
    (c)      Landlord's Approval Process......................................28
    (d)      Consideration for Transfer.......................................28
    (e)      Permitted Transfers..............................................29
    (f)      Documentation....................................................29
    (g)      Options Personal to Original Tenant..............................30
    (h)      Encumbrance of Lease.............................................30
    (i)      No Merger........................................................30
    (j)      Landlord's Costs.................................................30

13. WAIVER; INDEMNIFICATION...................................................30

14. INSURANCE.................................................................31

15. PROTECTION OF LENDERS.....................................................33

16. ENTRY BY LANDLORD.........................................................34

17. [Intentionally Omitted]...................................................35

18. DEFAULT AND REMEDIES......................................................35

19. DAMAGE BY FIRE OR OTHER CASUALTY..........................................38

20. EMINENT DOMAIN............................................................40


                                      iv.

21. HOLDING OVER..............................................................41

22. MISCELLANEOUS.............................................................41
    (a)      Limitation of Landlord's Liability...............................41
    (b)      Sale by Landlord.................................................42
    (c)      Estoppel Letter..................................................42
    (d)      Financial Statements.............................................43
    (e)      Right of Landlord To Perform.....................................43
    (f)      Rules and Regulations............................................44
    (g)      Attorneys' Fees..................................................44
    (h)      Waiver of Jury Trial.............................................44
    (i)      Waiver...........................................................44
    (j)      Light, Air and View..............................................45
    (k)      Notices..........................................................45
    (l)      Name.............................................................45
    (m)      Governing Law; Severability......................................45
    (n)      Definitions and Paragraph Headings; Successors...................45
    (o)      Time.............................................................46
    (p)      Examination of Lease.............................................46
    (q)      Brokerage........................................................46
    (r)      Directory Board..................................................46
    (s)      Authority........................................................46
    (t)      Amendments.......................................................47
    (u)      Exhibits and Addenda; Entire Agreement...........................47

23. OPTION TO EXTEND..........................................................47

26. PARKING...................................................................52

27. BRIDGE ACCESS.............................................................52

28. TENANT ALLOWANCE..........................................................53

29. APPROVALS.................................................................54

30. LICENSE AGREEMENT.........................................................54

31. TERMINATION OF EXISTING LEASES............................................54

EXHIBIT A:        FLOOR PLAN
EXHIBIT A-1:      STORAGE AREA
EXHIBIT B:        BUILDING RULES AND REGULATIONS
EXHIBIT C:        COMMENCEMENT DATE MEMORANDUM
EXHIBIT D:        LICENSE AGREEMENT
EXHIBIT E:        BASE BUILDING DESCRIPTION

                                       v.

                               301 BRANNAN STREET


                                  OFFICE LEASE


         THIS LEASE is dated for reference purposes only as of August __, 1998, between SOMA PARTNERS, L.P., a California limited partnership ("Landlord"), and ADVENT SOFTWARE, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in Paragraph 1(g) below, for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth.

         1. DEFINITIONS. In addition to terms that are defined elsewhere in this Lease, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

               (a) The term "Base Expense Year" shall mean the calendar year set forth in Paragraph G of the Summary of Lease Terms.

               (b) The term "Base Tax Year" shall mean the property tax fiscal year set forth in Paragraph H of the Summary of Lease Terms.

               (c) The term "Building" shall mean the office building located at 301 Brannan Street in San Francisco, California.

               (d) The term "Building Standard Improvements" shall mean those improvements installed in the Premises at Landlord's expense.

               (e) The term "Land" means the parcel(s) of land on which the Building and the connected underground garage are located.

               (f) The term "Operating Expenses" shall mean the total costs and expenses incurred by Landlord in connection with the management, operation, maintenance, repair and ownership of the Real Property (as defined in Paragraph 1(h) hereof), including, without limitation, the following costs: (1) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the management, operation, repair, or maintenance of the Real Property and costs of training such employees; (2) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its agents, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (3) uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (4) premiums incurred by Landlord with respect to fire, other casualty, boiler and machinery, theft, rent interruption liability insurance, any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord, or any insurance required by the holder of any Superior Interest (as defined in Paragraph 15), all in such amounts as Landlord determines to be appropriate, and are consistent with the amounts maintained by comparable landlords in comparable office buildings in the "Multimedia Gulch" area of the South of Market District of San Francisco ("Comparable Landlords"); (5) water charges and sewer rents or fees; (6) license, permit and inspection fees and charges; (7) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Real Property and building systems and equipment;
(8) telephone, telegraph, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Real Property; (9) management fees and expenses (including fees and expenses for accounting, financial management, data processing and information services) which are not in excess of such fees and expenses customarily charged by Comparable Landlords as operating expenses; (10) repairs to and physical maintenance of the Real Property, including building systems and appurtenances thereto and normal repair of worn-out equipment, facilities and installations, but excluding the replacement of building systems (except to the extent otherwise included as an Operating Expense pursuant to this Paragraph 1(f));
(11) janitorial service for the public or common areas of the Real Property, window cleaning, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, mechanical, sanitary, heating, ventilation and air conditioning, and other building equipment and systems, or as may otherwise be necessary or proper for the operation or maintenance of the Real Property; (12) supplies, tools, materials and equipment (to the extent the cost of such tools and equipment would not be excluded from "Operating Expenses" in accordance with this Paragraph 1(f) as capital assets) used in connection with the operation, maintenance or repair of the Real Property; (13) accounting, legal and other professional, consulting or service fees and expenses; (14) painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Real Property; (15) all costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, sewer service, communications service, power and other energy related utilities required in


                                       2.

connection with the operation, maintenance and repair of the public or common areas of the Real Property; (16) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord that are:
(i) required under any governmental law or regulation with which the Real Property was not required to comply on or before the Commencement Date (the cost or allocable portion to be amortized over the useful life of the improvement or asset, determined in accordance with generally accepted accounting principles ("GAAP"), (ii) designed to reduce other Operating Expenses (the cost or allocable portion of which shall be included in Operating Expenses in any year to the extent of such reduction in Operating Expenses during such year (as reasonably estimated by Landlord) until the earlier of the date such cost is fully amortized or the term of the Lease expires or is sooner terminated), or
(iii) any other capital improvements or capital assets, provided Tenant's Percentage Share of the aggregate cost of such other capital improvements or capital assets does not exceed $10,000.00 in any year of the term of the Lease (or extension thereof), together with interest on the unamortized balance at a rate per annum equal to either the Reference Rate (as defined in Paragraph 3(d) hereof) charged at the time such capital improvements or capital assets are constructed or acquired (to the extent Landlord did not borrow any funds to finance such construction or acquisition), or such rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets (provided Landlord uses good faith diligent efforts to obtain the lowest rate obtainable by Landlord), but in either case not more than the maximum rate permitted by law at the time such capital improvements or capital assets are constructed or acquired; (17) the cost of furniture, window coverings, carpeting, decorations, landscaping and other customary and ordinary items of personal property provided by Landlord for use in common areas of the Real Property or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Real Property and to the extent such is consistent with the practice of Comparable Landlords), such costs to be amortized over the useful life thereof;
(18) any such expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any such additional work, labor, services or material resulting from compliance with any governmental laws, rules, regulations or orders applicable to the common areas of the Real Property; (19) property management office rent or rental value if Landlord maintains a property management office in the Building; and (20) cost of operation, repair and maintenance of the parking garage serving the Building, including resurfacing, restriping and cleaning, provided that increases in such parking costs shall not be recovered as increases in Operating Expenses to the extent that such cost increases are recovered through increases in the parking fees charged pursuant to Paragraph 26 hereof.


                                       3.

         To the extent costs and expenses described above relate to both the Real Property and other property, such costs and expenses shall, in determining the amount of Operating Expenses, be allocated as Landlord may reasonably determine to be appropriate.

         Notwithstanding anything to the contrary in this Lease Operating Expenses shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) rental under any ground or underlying lease; (iv) interest (except as expressly provided in this Paragraph 1(f)); (v) Real Property Taxes;
(vi) attorneys' fees and expenses incurred in connection with lease negotiations with prospective Building tenants or Tenant; (vii) the cost of any improvements or equipment or capital assets which would be properly classified as capital expenditures (except for any capital expenditures expressly included in Operating Expenses pursuant to this Paragraph 1(f)); (viii) the cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (ix) advertising expenses relating to vacant space; (x) real estate brokers' or other leasing commissions; (xi) costs occasioned by any violation of law by Landlord or its agents, employees, or contractors; (xii) costs for which Landlord is directly reimbursed by insurance, tenants or others; (xiii) attorneys' fees, costs or other disbursements incurred in connection with negotiations or disputes with Tenant or any other occupant of the Real Property and costs arising from the violation by Landlord or any occupant of the Real Property of the terms and conditions of any lease or other agreement; (xiv) depreciation, amortization or other expense reserves; (xv) interest, charges and fees incurred on debt and all payments on mortgages; (xvi) costs of sculptures, fountains, paintings and other art objects; (xvii) costs to investigate the presence of (unless such investigation is required by law) or respond to any claim of hazardous substance (as defined in the Lease), contamination or damage, costs to remove any hazardous substance from the Real Property and any judgments in connection with any hazardous substance exposure or releases, except to the extent caused by the use, storage or disposal of the hazardous substance in question by Tenant or unless caused by a change in the environmental laws (as defined in the Lease) after the Commencement Date; (xviii) overhead and profit increment paid to Landlord or to any subsidiaries or affiliates of Landlord for goods and/or services in the Real Property to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (xix) costs and expenses which Tenant pays directly to a third person; (xx) costs associated with the operation of the business of the limited partnership, limited liability company, corporation or other entity which constitutes the Landlord (as the same are distinguished from the costs of operation of the Building), including partnership, limited liability, corporation or other entity accounting and legal matters, costs of defending any lawsuit with any mortgagee,


                                       4.

costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, and disputes of Landlord with Building management; (xxi) attorneys' fees paid in connection with disputes with other tenants; (xxii) costs to correct any construction defect in the Premises or the Real Property (to the extent such cost would be excluded from Operating Expenses under this Paragraph 1(f)); (xxiii) costs to comply with any CC&R's or underwriter's requirements applicable to the Premises or the Real Property on the Commencement Date (to the extent such cost would be excluded from Operating Expenses under this Paragraph 1(f)); (xxiv) lease payments and costs for capital machinery and equipment, such as air conditioners, elevators, and the like (to the extent the cost of such items would be excluded from Operating Expenses under this Paragraph 1(f)); (xxv) costs associated with utilities and services of a type not provided to Tenant; (xxvi) any expense which would not normally be treated as an Operating Expense by Comparable Landlords; and (xxvii) costs arising from the negligence or wilful misconduct of Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord.

                  (g) The term "Premises" shall mean the space in the Building designated by cross-hatching on the floor plan(s) attached hereto as Exhibit A (exclusive of the areas, if any, shown by shading) and situated on the floor(s) of the Building specified in Paragraph D of the Summary of Lease Terms, together with the appurtenant right to the use, in common with others, of lobbies, entrances, stairs, elevators and other public portions of the Building. Notwithstanding the foregoing, Landlord acknowledges that Tenant intends to install a new card swipe security system in the Premises at Tenant's sole cost and expense, and that in connection therewith Tenant shall have the exclusive right, in common with Landlord, to utilize the stairs and common areas between each floor of the Premises for the purposes of access, ingress and egress to other portions of the Premises, and that no other tenant, person or entity shall have the right to use said stairs and/or common areas under any circumstances (except in the event of emergency). Tenant agrees that other tenants and persons may use the stairs and other common areas between the garage parking area and the first floor of the Building. Landlord and Tenant agree that the Premises contain the number of square feet of rentable area specified in Paragraph E of the Summary of Lease Terms. All the outside walls and windows of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.


                                       5.

                  (h) The term "Real Property" shall mean, collectively, the Land, the Building, the connected parking garage, and the other improvements on the Land.

                  (i) The term "Real Property Taxes" shall mean all taxes, assessments (whether general or special), excises, transit charges, housing fund assessments or other housing charges, levies or fees, ordinary or extraordinary, unforeseen as well as foreseen, of any kind, which are assessed, levied, charged, confirmed or imposed on the Real Property or any part thereof, on the Landlord with respect to the Real Property, on the act of entering into this Lease or any other lease of space in the Real Property, on the use or occupancy of the Real Property or any part thereof, with respect to services or utilities consumed in the use, occupancy or operation of the Real Property, or on or measured by the rent payable under this Lease or in connection with the business of renting space in the Real Property, including, without limitation, any gross income tax or excise tax levied with respect to the receipt of such rent, by the United States of America, the State of California, the City and County of San
Francisco, any political subdivision, public corporation, district or other political or public entity or public authority, and shall also include any other tax, fee or other excise, however described, which may be levied or assessed in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other Real Property Taxes. Real Property Taxes shall include reasonable attorneys' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes, provided Landlord shall have provided Tenant with written notice of the estimated amount of such fees and the reason for initiating such proceedings and Tenant shall have agreed in writing after receipt of Landlord written notice to pay its pro rata share of such fees, costs and disbursements prior to Landlord commencing such proceedings. If Tenant does not so agree, or Landlord does not seek its agreement, then Tenant shall pay only such fees, costs and disbursements incurred in connection with proceedings which actually reduce Real Property Taxes.

                  Real Property Taxes shall not include income, gift, franchise, transfer, inheritance or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord in lieu of, or as a substitute (in whole or in part) for, any other charge which would otherwise constitute a part of Real Property Taxes. Landlord and Tenant acknowledge and agree that certain other buildings exist or encroach upon the Land, that Tenant shall have no liability as to any item of Real Property Taxes attributable or allocable to, or assessed against, buildings other than the Building and that, except as set forth in Paragraph 4(c)(ii) hereof, Landlord's good faith determination of the proper allocation of any item of Real Property Taxes allocable to buildings other than the Building shall be binding on Landlord and Tenant. All Real Property Taxes which can be


                                       6.

paid by Landlord in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included as Real Property Taxes except in the year in which the tax or assessment is actually paid.

                  (j) The term "Rental" shall include the Basic Monthly Rental and the Monthly Storage Rental set forth in Paragraph J of the Summary of Lease Terms, all additional rent, and any other charges payable by Tenant to Landlord hereunder.

                  (k) The term "Storage Area" shall mean the Space in the basement of the Building designated by cross-hatching on the floor plan attached hereto as Exhibit A-1.

                  (l) The term "Tenant's Extra Improvements" shall mean those improvements in addition to Building Standard Improvements which are to be installed in the Premises by Tenant at its sole cost or using a tenant improvement allowance provided by Landlord.

                  (m) The term "Tenant's Percentage Share" shall mean the percentage figure specified in Paragraph F of the Summary of Lease Terms.

         2.       TERM.

                  (a) The term of this Lease shall commence and, unless ended sooner as herein provided, shall expire on the dates respectively specified in Paragraph I of the Summary of Lease Terms (respectively referred to hereinafter as the "Commencement Date" and the "Expiration Date"). Landlord and Tenant hereby agree to confirm the actual Commencement and Expiration Dates prior to the commencement of the Lease term by executing and delivering to each other counterparts of a Commencement Date Memorandum in the form of Exhibit C attached hereto, but the term of this Lease shall commence on the Commencement Date and end on the Expiration Date whether or not such amendment is executed.

                  (b) Tenant shall accept the Premises and the Storage Area "as is" on the Commencement Date. Landlord shall have no obligation to construct or install any improvements in the Premises or the Storage Area. Tenant acknowledges that Tenant's possession of the Premises and the Storage Area shall constitute Tenant's acknowledgment that the Premises and the Storage Area are in all respects in the condition in which Landlord is required to deliver the Premises and the Storage Area to Tenant under this Lease and that Tenant has examined the Premises and the Storage Area and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises and the Storage Area. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical


                                       7.

or environmental condition, value, fitness, use or zoning of the Premises or the Storage Area upon which Tenant has relied directly or indirectly for any purpose, except as specifically set forth in this Lease. Landlord hereby agrees that if at any time during the term of this Lease the Storage Area is not suitable for Tenant's intended purpose as a result of any water leakage, flooding or any other weather condition, and Landlord is unable to repair the Storage Area to prevent the water leakage or flooding following written notice from Tenant and a reasonable period to repair the Storage Area, then Tenant shall have the option to terminate this Lease as to the Storage Area, whereupon all of Tenant's obligations under this Lease in connection with the Storage Area, including, without limitation, Tenant's obligation to pay the Monthly Storage Rental, shall automatically terminate, and Landlord and Tenant shall enter into an amendment to this Lease memorializing said termination.

         3.       RENTAL; SECURITY DEPOSIT.

                  (a) Tenant agrees to pay to Landlord as Basic Monthly Rental and Monthly Storage Rental for the Premises and the Storage Area the respective sums specified in Paragraph J of the Summary of Lease Terms. The Monthly Storage Rental shall be subject to increase in accordance with Paragraph 3(c) hereof.

                  (b) The Basic Monthly Rental and the Monthly Storage Rental shall be paid to Landlord, in advance, on or before the first day of each and every successive calendar month during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Basic Monthly Rental and the Monthly Storage Rental for the first and/or last fractional months of the term shall be appropriately prorated. All such prorations shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  (c) The Monthly Storage Rental payable pursuant to Paragraph 3(a) hereof shall be subject to increase as set forth in this Paragraph 3(c). Effective as of the Consumer Price Index (as hereinafter defined) rent adjustment date(s) specified in Paragraph K of the Summary of Lease Terms (a "CPI Adjustment Date"), the Monthly Storage Rental shall be the sum of (i) the Monthly Storage Rental for the immediately preceding month payable under Paragraph 3(a) hereof plus (ii) the product obtained by multiplying such Monthly Storage Rental by the percentage increase in the Consumer Price Index measured from the last month for which the Consumer Price Index is published immediately preceding the Commencement Date to the last month for which the Consumer Price Index is published immediately preceding the CPI Adjustment Date in question. Notwithstanding the foregoing, in no event shall the Monthly Storage Rental after any CPI Adjustment Date be less than the Monthly Storage Rental for the month immediately preceding such CPI Adjustment Date. Landlord and Tenant each shall, promptly after any


                                       8.

determination of the Monthly Storage Rental pursuant to this Paragraph 3(c), execute and deliver to the other a written amendment to this Lease which sets forth the Monthly Storage Rental, but such Monthly Storage Rental shall become effective whether or not such amendment is executed.

         As used in this Lease, "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers for the metropolitan area in or nearest which the Building is located, All Items, 1982-1984 equals 100, published by the United States Department of Labor, Bureau of Labor Statistics. If the comparison Consumer Price Index required for the calculation specified in Paragraph 3(c) hereof is not available on the CPI Adjustment Date in question, Tenant shall continue to pay the same amount of Monthly Storage Rental payable during the period immediately preceding the CPI Adjustment Date in question until the Consumer Price Index is available and the necessary calculation is made. As soon as such calculation is made, Tenant shall immediately pay to Landlord the amount of any underpayment of Monthly Storage Rental for the month or months that may have elapsed pending the calculation of the Monthly Storage Rental for the CPI Adjustment Date in question. If the federal government revises or ceases to publish the Consumer Price Index, Landlord may substitute any substantially equivalent official index published by the Bureau of Labor Statistics or its successors and Landlord shall use any appropriate conversion factors to accomplish such substitution. The substitute index shall thereafter constitute the "Consumer Price Index" hereunder.

                  (d) Rental shall be paid to Landlord without notice, demand, deduction or offset in lawful money of the United States in immediately available funds or by good check as described below at the office of Landlord at Landlord's address for notices specified in the Summary of Lease Terms, or to such other person or at such other place as Landlord from time to time may designate in writing. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system. All amounts of Rental, if not paid when due, shall bear interest from the due date until paid at an annual rate of interest (the "Interest Rate") equal to the lesser of (i) the maximum annual interest rate allowed by law on such due date for business loans (not primarily for personal, family or household purposes) not exempt from the usury law, or (ii) a rate equal to the sum of five (5) percentage points over the publicly announced reference rate (the "Reference Rate") charged on such due date by the San Francisco Main Office of Bank of America NT & SA (or any successor bank thereto) (or if there is no such publicly announced rate, the rate quoted by such bank in pricing ninety (90) day commercial loans to substantial commercial borrowers). In addition, Tenant acknowledges that late payment by Tenant to Landlord of Rental will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such


                                       9.

costs being extremely difficult to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and/or note secured by an encumbrance covering the Premises. Therefore, if any installment of Rental due from Tenant is not received within ten (10) days after Tenant receives written notice from Landlord of the amount past due and owing, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue Rental as a late charge; provided that, if Rental is not paid when due one (1) time during any calendar year during the term of this Lease, then thereafter for the remainder of such calendar year Tenant shall not be entitled to such notice and ten (10) day grace period, and such late charge shall be assessed on any Rental not paid by 5:00 p.m. on the date due. Commencing on the immediately following calendar year, the notice requirement described above shall be reinstated. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment of Rental by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

                  (e) On or before the Commencement Date, Tenant shall pay to Landlord (a) an amount equal to the Basic Monthly Rental and the Monthly Storage Rental for the first month of the term of this Lease, which amount Landlord shall apply to the Basic Monthly Rental and the Monthly Storage Rental for such first month, and (b) the amount of the security deposit specified in Paragraph L of the Summary of Lease Terms (the "Deposit"). Failure to pay either the Rental for the first month of the term of the Lease or the Deposit on or before the Commencement Date shall be deemed an Event of Default (as defined in Paragraph 18(a)) under the Lease. The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay any Rental, or otherwise defaults with respect to any provision of this Lease, Landlord may (but shall not be obligated to) use, apply or retain all or any portion of the Deposit for the payment of any Rental in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall within ten (10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall, at Landlord's option, be an Event of Default (as defined in Paragraph 18(a)) under this Lease. Landlord shall keep the Security Deposit separate from its general accounts in a money market account of its choosing ("Security Deposit Account") and shall remit any interest payable thereunder to Tenant upon the Expiration Date or earlier termination of this Lease. If


                                      10.

Landlord exhausts the Security Deposit in paying any sums specified under this Lease, Landlord may use any interest accrued in the Security Deposit Account to pay any sums remaining owing. If Tenant performs all of Tenant's obligations hereunder, the Deposit and the accrued interest, or so much thereof as has not theretofore been applied by Landlord, shall be returned to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder, unless the assignment agreement specifically requires that the Security Deposit be returned to Tenant and Landlord shall have consented to such agreement in writing) at the expiration or sooner termination of the term hereof and after Tenant has vacated the Premises. Landlord's return of the Deposit and the accrued interest or any part thereof shall not be construed as an admission that Tenant has performed all of its obligations under this Lease. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

         4.       TENANT'S SHARE OF OPERATING EXPENSES AND REAL PROPERTY TAXES.

                  (a) In  addition  to the  Basic  Monthly  Rental  and  Monthly
Storage Rental payable during the term of this Lease, Tenant shall pay to Landlord, as additional rent, Tenant's Percentage Share of (i) the amount, if any, by which Operating Expenses paid or incurred by Landlord in any calendar year subsequent to the Base Expense Year exceed the amount of Operating Expenses paid or incurred by Landlord during the Base Expense Year, and (ii) the amount, if any, by which Real Property Taxes paid or incurred by Landlord in any tax year (July 1 through June 30) subsequent to the Base Tax Year exceed the amount of Real Property Taxes paid or incurred by Landlord during the Base Tax Year. Notwithstanding the foregoing, if the Building is less than 100% occupied in any year during the term of this Lease, the variable costs included within Operating Expenses and Real Property Taxes for such year shall be adjusted, for purposes of the foregoing calculation, to the amount which they would have been if the Building had been 100% occupied. If it shall not be lawful for Tenant to reimburse Landlord for any increase in Real Property Taxes as defined herein, the Basic Monthly Rental payable to Landlord prior to the imposition of such increases in Real Property Taxes shall be increased to net Landlord the same net Basic Monthly Rental after imposition of such increases in Real Property Taxes as would have been received by Landlord prior to the imposition of such increases in Real Property Taxes.

                  (b) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of the amounts payable by Tenant pursuant to Paragraph 4(a) above for the succeeding calendar year. On or before the first day of each month during the succeeding calendar year, Tenant shall pay to Landlord, as additional rent, one twelfth (1/12) of such estimated amounts. If Landlord fails


                                      11.

to deliver such notice to Tenant in December, Tenant shall continue to pay Tenant's Percentage Share of increases in Operating Expenses and Real Property Taxes on the basis of the prior year's estimate until the first day of the next calendar month after such notice is given, provided that on such date Tenant shall pay to Landlord the amount of such estimated adjustment payable to Landlord for prior months during the year in question, less any portion thereof previously paid by Tenant. If at any time it appears to Landlord that the amounts payable under this Paragraph 4(b) for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

                  (c) (i) Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the amounts payable under Paragraph 4(a) above for such calendar year (an "annual statement") and, subject to Paragraph 4(c)(ii), such statement shall be final and binding upon Landlord and Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. If on the basis of such statement Tenant has paid to Landlord an amount in excess of the amounts payable under Paragraph 4(a) above for the preceding calendar year and no Event of Default shall have occurred and be continuing, then Landlord, at its option, shall either promptly refund such excess to Tenant or credit the amount thereof to the Basic Monthly Rental next becoming due from Tenant until such credit has been exhausted.

         (ii) Notwithstanding anything to the contrary in this Lease, Tenant shall have the right, during the ninety (90) day period following delivery of an annual statement, to deliver a written request to Landlord to audit Landlord's records of Operating Expenses and Real Property Taxes ("Tenant's Audit Request"). Within the sixty (60) day period following Tenant's Audit Request (the "Audit Period"), Tenant shall have the right, at Tenant's sole cost, to review in Landlord's offices Landlord's records of Operating Expenses and Real Property Taxes for the subject calendar year. Such review shall be carried out only by regular employees of Tenant or by a major national or regional firm of certified public accountants, and not by any other third party. No such firm shall be compensated on a contingency or other incentive basis. If, as of the ninetieth (90th) day after delivery to Tenant of an annual statement, Tenant shall not have delivered to Landlord Tenant's Audit Request, then such annual statement shall be final and binding upon Landlord and Tenant, and Tenant shall have no further right to audit or object to such annual statement. If within the Audit Period, Tenant delivers to Landlord a written statement


                                      12.

specifying objections to such annual statement (an "objection statement"), then Tenant and Landlord shall meet to attempt to resolve such objection within thirty (30) days after delivery of the objection statement. If such objection is not resolved within such thirty (30) day period, then Tenant shall have the right, at Tenant's cost, to require that the dispute be submitted to binding determination by an independent certified public accountant ("CPA") approved by Landlord and Tenant. Landlord shall reimburse Tenant for the reasonable charges of the CPA in connection with such binding determination if, but only if, the CPA shall have determined that the aggregate amount of all Operating Expenses and Real Property Taxes payable by Tenant for the subject year in accordance with the annual statement exceeds one hundred five percent (105%) of the aggregate amount of all Operating Expenses and Real Property Taxes payable by Tenant for the subject year in accordance with the CPA's determination. Landlord and Tenant agree that such determination by a CPA shall be the exclusive method of resolving disputes under this Paragraph 4(c). If Tenant does not elect, by notice to Landlord within one hundred eighty-one (181) days after delivery of the annual statement, to require such binding determination, then the annual statement shall be final and binding. Notwithstanding that any such dispute remains unresolved, Tenant shall be obligated to pay Landlord the full amount claimed by Landlord as and when payable in accordance with this Paragraph 4(c), but Landlord shall reimburse Tenant any amount determined, in accordance with this Paragraph 4(c)(ii), to be an overpayment.

                  (d) If this Lease terminates on a day other than the last day of a calendar year, the amounts payable by Tenant under Paragraph 4(a) above with respect to the calendar year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such calendar year, to and including such termination date, bears to 360. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Paragraph 4(c) above to be performed after such termination.

                  (e) It is the intention of Landlord and Tenant that the Basic Monthly Rental paid to Landlord throughout the term of this Lease shall be absolutely net of all increases, respectively, in Real Property Taxes over Real Property Taxes for the Base Tax Year and of Operating Expenses over Operating Expenses for the Base Expense Year, and the foregoing provisions of this Paragraph 4 are intended to so provide.

         5. OTHER TAXES PAYABLE BY TENANT. Tenant shall reimburse Landlord upon demand for any and all taxes, but not including Real Property Taxes, payable by Landlord (other than net income, gift, franchise, transfer, inheritance or capital stock taxes) whether or not now customary or within the contemplation of the parties hereto:

                                      13.

                  (a) imposed upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or Landlord;

                  (b) imposed upon or measured by the Basic Monthly Rental payable hereunder, including, without limitation, any gross income tax or excise tax levied by the City and County of San Francisco, the State of California, the federal government or any other governmental body with respect to the receipt of such rental to the extent such are not Real Property Taxes;

                  (c) imposed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or

                  (d) imposed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         In the event that it shall not be lawful for Tenant to so reimburse Landlord, the Basic Monthly Rental payable to Landlord under this Lease shall be revised to net Landlord the same income after imposition of any such tax upon Landlord as would have been received by Landlord hereunder prior to the imposition of any such tax.

         6. USE. Tenant agrees to use the Premises for general office purposes which may include software engineering, diskette duplication, and packaging and shipping operations, and agrees not to use nor permit the use of the Premises or any part thereof for any other purpose. Tenant agrees not to do or permit to be done in or about the Premises, the Storage Area or the Building, nor to bring or keep or permit to be brought or kept in or about the Premises or the Building, anything which is prohibited by or will in any way conflict with any law, statute or governmental regulation now or hereafter in effect, or which is prohibited by the standard form of fire insurance policy, or which will in any way increase the existing rate of (or otherwise affect) fire or any other insurance on the Building or any of its contents, unless Tenant agrees to pay the cost of said increase. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord, as additional rent, upon demand the amount of such increase to the extent attributable to Tenant's acts or omissions. Tenant agrees not to do or permit to be done anything in, on or about the Premises, the Storage Area or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure them, or use or allow the Premises or the Storage Area to be used for any unlawful


                                      14.

purpose. Tenant agrees not to cause, maintain or permit any nuisance in, on or about the Premises, the Storage Area or the Building, nor to use or permit to be used any loudspeaker or other device, system or apparatus which can be heard outside the Premises or the Storage Area without the prior written consent of Landlord nor to permit any objectionable odors, bright lights or electrical or radio interference which may annoy or interfere with the rights of other tenants of the Building or the public. Tenant agrees not to commit or suffer to be committed any waste in or upon the Premises or the Storage Area. The provisions of this Paragraph 6 are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Building.

         7.       COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS.

                  (a) Tenant agrees at its sole cost and expense to promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter constituted affecting the Premises or the Storage Area, insofar as any thereof relates to or affects the condition, use or occupancy of the Premises or the Storage Area, excluding all obligations to alter or improve the Premises or the Storage Area which are necessitated due to reasons other than Tenant's improvements or particular use of the Premises or the Storage Area. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. If Tenant's use or operation of the Premises or the Storage Area or any of Tenant's equipment therein requires a governmental permit, license or other authorization or any notice to any governmental agency, Tenant shall promptly provide a copy thereof to Landlord. Tenant agrees not to violate any direction or occupancy certificate issued pursuant to law by any public officer and any covenants, conditions and restrictions recorded against the Real Property. Landlord warrants that, to its actual knowledge as of the date of this Lease, no notices from any governmental agency have been issued regarding the Real Property being in violation of any "environmental laws" (as hereinafter defined). Landlord warrants that to its actual knowledge as of the Commencement Date, it has not received any notices that the Real Property is not in compliance with applicable laws, including environmental laws. Landlord's "actual knowledge" as used in this Lease shall mean the actual knowledge of the principals of Landlord.

                  (b) Tenant shall not bring or keep, or permit to be brought or kept, in the Premises, in the Storage Area or in or on the Real Property any "hazardous substance" (as hereinafter defined). Tenant and Landlord shall not manufacture, generate, treat, handle, store or dispose of any hazardous substance in the Premises, in the Storage Area or in or on the Real Property,


                                      15.

except for normal and customary amounts of those hazardous substances typically used in general office use, including, without limitation, office and cleaning supplies, provided such substances are stored, used and disposed of in compliance with all environmental laws, or use the Premises or the Storage Area for any such purpose, or emit, release or discharge any hazardous substance into any air, soil, surface water or groundwater comprising the Premises or the Real Property, or permit any person using or occupying the Premises to do any of the foregoing. Tenant shall comply, and shall cause all persons using or occupying the Premises or the Storage Area to comply, with all environmental laws applicable to the Premises or the Storage Area, the use or occupancy of the Premises or the Storage Area or any operation or activity therein. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, judgements, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including but not limited to, reasonable attorneys' and consultants' fees) incurred by Landlord due to the presence of any hazardous substance on the Real Property to the extent resulting from the acts or omissions of Tenant, its employees, agents, representatives, contractors and/or invitees. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, judgements, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including but not limited to, reasonable attorneys' and consultants' fees) incurred by Tenant due to the presence of any hazardous substance on the Real Property to the extent resulting from the acts or omissions of Landlord, its employees, agents, representatives, contractors and/or invitees; provided, however, that Landlord shall not be obligated to indemnify, defend and hold harmless Tenant from and against the acts or omission of third party unaffiliated with Landlord, when such acts or omissions are imputed to Landlord by operation of law or otherwise, or because Landlord is the record owner of the Building. In such event, the foregoing indemnity shall not apply. As used in this Lease, "hazardous substance" shall mean any substance or material that is described as a toxic, hazardous, corrosive, ignitable, flammable or reactive substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the environmental laws, and includes asbestos, petroleum, petroleum products, polychlorinated biphenyls, radon gas, radioactive matter, and chemicals which may cause cancer or reproductive toxicity. As used in this Lease, "environmental laws" shall mean all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater.

                  (c) Tenant shall immediately furnish Landlord with any (i) notices received from any insurance company or govern-


                                      16.

mental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises or the Storage Area, and (ii) notices or other communications sent by or on behalf of Tenant to any agency relating to environmental laws or hazardous substances affecting the Premises.

                  (d) California law requires landlords to disclose to tenants the existence of certain hazardous substances. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the basement garage area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain hazardous substances. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain hazardous substances. Although smoking is prohibited in the public areas of the Building, these areas may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain hazardous substances.

                  (e) The provisions of this Paragraph 7 are for the benefit of Landlord and Tenant only and shall not be construed to be for the benefit of any other tenant or occupant of the Building.

         8.       ALTERATIONS; LIENS.

                  (a) Tenant agrees not to make or suffer to be made any alteration, addition or improvement to or of the Premises or the Storage Area (hereinafter referred to as "Alterations"), or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Landlord's consent shall not be required for Alterations which are not structural, do not affect the Building systems and do not affect the appearance of the exterior of the Building. For Alterations which require Landlord's consent and which involve engineering changes to the Premises or the Building, Tenant shall submit to Landlord written notice of its proposed Alterations, including all plans and specifications therefor. Landlord shall notify Tenant in writing of its approval or reasonable disapproval of such Alterations within thirty (30) days of receiving such notice. If Landlord does not indicate its approval or disapproval within such
time  period,   Tenant  shall  send  Landlord  a  second  notice


                                      17.

regarding  the  Alterations,  and if  Landlord  does not  approve or  reasonably disapprove the Alterations within ten (10) days of receiving this second notification, the Alterations shall be deemed approved by Landlord. For
Alterations which require Landlord's consent and which do not involve engineering changes, Tenant shall submit to Landlord written notice of its proposed Alterations, including all plans and specifications therefor to the extent such plans and specifications are necessary. Landlord shall notify Tenant in writing of its approval or reasonable disapproval of such Alterations within twenty (20) days of receiving such notice. If Landlord does not indicate its approval or reasonable disapproval within such time period, Tenant shall send Landlord a second notice regarding the Alterations, and if Landlord does not approve or reasonably disapprove of the Alterations within ten (10) days of receiving this second notification, the Alterations shall be deemed approved by Landlord. In its approval of any Alteration, Landlord shall indicate to Tenant whether such approval is conditioned upon Tenant removing such Alteration upon the expiration or earlier termination of the Lease.

         If Landlord consents to the making of any Alterations or if such consent is not required, the same shall be designed and constructed or installed by Tenant at its expense (including expenses incurred in complying with applicable laws, including laws relating to the handling and disposal of ACM). When Tenant submits its plans and specifications to Landlord for its approval, Tenant also shall submit the name of the general contractor Tenant desires to use to construct the Alterations. Landlord shall notify Tenant in writing of its approval or reasonable disapproval of such contractor within twenty (20) days of receiving such notice. If Landlord does not indicate its approval or reasonable disapproval of such contractor within such time period, Tenant shall send Landlord a second notice regarding the general contractor, and if Landlord does not approve or reasonably disapprove of such contractor within ten (10) days of receiving this second notification, the general contractor shall be deemed approved by Landlord. All Alterations shall be designed and constructed in compliance with all applicable codes, laws, ordinances, rules and regulations. The design and construction of any Alterations shall be performed in accordance with Landlord's applicable and reasonable rules, regulations and requirements, including the Asbestos Rules, to the extent such rules, regulations and requirements are available and a copy of same is provided to Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, Tenant's contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work. All sums due to such contractors, if paid by Landlord due to Tenant's failure to pay such sums when due and after written notice thereof to Tenant, shall bear interest payable to Landlord at the Interest Rate until fully paid.


                                      18.

         Upon the expiration or earlier termination of this Lease, Tenant, at its expense, shall promptly remove any such Alterations made by Tenant and designated by Landlord to be so removed, repair any damage to the Premises caused by such removal and restore the area of the removal to a condition such that the Premises could be occupied by another tenant. Tenant shall use the general contractor designated by Landlord or any other construction professional reasonably approved by Landlord for such removal and repair. Notwithstanding anything to the contrary in this Lease, Tenant shall have no obligation to remove any Alterations existing as of the Commencement Date or any Alterations approved by Landlord during the term of this Lease unless such approval, when given, was expressly conditioned upon Tenant's removal of such Alteration upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary in this Lease, Tenant shall be required to remove any alteration, addition or improvement to or of the Premises or the Storage Area made after the Commencement Date for which Tenant does not seek Landlord's prior written approval or for which Landlord conditioned its approval thereof upon removal of the Alteration upon the expiration of earlier termination of the Lease. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove from the Premises, the Storage Area or the License Area (as defined in Exhibit D) any property of Tenant and any Alterations, trade fixtures, equipment, furniture or furnishings that Tenant installed in the Premises, the Storage Area or the License Area at any time, including prior to the Commencement Date, provided Tenant complies with the provisions of this Paragraph 8(a).

         All trade fixtures, equipment, furniture, furnishings and personal property installed in the Premises, the Storage Area or the License Area at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Tenant shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Tenant's Property and any Alteration, trade fixtures, equipment, furniture and furnishings installed by Tenant in the Premises, the Storage Area or the License Area at any time, including prior to the Commencement Date. Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten
(10) days following Tenant's request, Landlord shall execute documents in a form reasonably acceptable to Landlord and Tenant to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

                  (b) Tenant agrees to keep the Premises and the Real Property free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant


                                      19.

shall promptly and fully pay and discharge all claims on which any such lien could be based. In the event that Tenant does not, within ten (10) days following the recording of notice of any such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant, as additional rent, on demand, together with interest at the Interest Rate from the date such expenses are incurred by Landlord to the date of the payment thereof by Tenant to Landlord. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises, the Building, or the Real Property, from mechanic's and materialmen's and like liens. Tenant shall give Landlord at least ten (10) days' prior written notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

         9.       MAINTENANCE AND REPAIR.

                  (a) Excepting the requirements under the Lease relating to Landlord's repair obligations, by taking possession of the Premises and the Storage Area, Tenant accepts the Premises and the Storage Area as being in the condition in which Landlord is obligated to deliver the Premises and the Storage Area. Tenant, at its expense, shall at all times keep the Premises and the Storage Area and every part thereof and all equipment, fixtures and improvements therein in good and sanitary order, condition and repair, damage thereto by acts of God, casualties, and condemnation excepted, and Tenant waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law or ordinance now or hereafter in effect. Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises and the Storage Area and (unless designated by Landlord to be removed or Tenant elected to remove in accordance with Paragraph 8 above) all Alterations thereto to Landlord in the same condition as when received, damage thereto by fire, the perils of the extended coverage endorsement, earthquake, ordinary wear and tear, acts of God, casualties, condemnation, and Alterations which Tenant is not required to remove, all excepted. It is agreed that Landlord has no obligation, and has made no promises, to alter, add to, remodel, improve, repair, decorate or paint the Premises or the Storage Area or any part thereof and that no representations respecting the condition of the Premises, the Storage Area, the Building or the Real Property have been made by Landlord to Tenant except as may be specifically set forth in this Lease. Landlord shall refurbish the common areas of the Building including, without limitation, the lobby on or before July 1, 1999. The scope of


                                      20.

such refurbishment shall be determined in Landlord's sole and absolute discretion. The cost of said refurbishment shall be at the Landlord's sole cost and expense and shall not constitute an Operating Expense under this Lease. No representation or warranty, express or implied, is made with respect to (i) the condition of the Premises, the Storage Area, or the Building, (ii) the fitness of the Premises or the Storage Area for Tenant's intended use, (iii) the degree of sound transfer within the Building, (iv) the absence of electrical or radio interference in the Premises or the Building, (v) the condition, capacity or performance of electrical or communications systems or facilities, or (vi) the absence of objectionable odors, bright lights or other conditions which may affect Tenant's use and enjoyment of the Premises, the Storage Area or the Building.

                  (b) Landlord agrees to make all necessary repairs to the structure (including the roof, exterior walls and foundation), the exterior, and the public and common areas of the Building and the building systems (including, without limitation, the mechanical, electrical, elevator, plumbing, sewer, heating and air conditioning systems to the extent such systems constitute base building systems as described on Exhibit E attached hereto (as opposed to systems relating to local distribution within the Premises)) therein, and to maintain the same in reasonably good order and condition. Any damage arising from the acts of Tenant, its agents, employees, contractors or invitees shall be repaired by Landlord at Tenant's sole expense. Tenant shall pay Landlord on demand the cost of any such repair. Notwithstanding anything to the contrary in this Lease, if Tenant provides written notice (or oral notice in the event of an emergency, such as damage to or destruction to or of a structural component, or any electrical, plumbing, or mechanical system of or in the Building or the Premises (including, but not limited to, damage to the roof)) to Landlord of an event or circumstances which requires the action of Landlord with respect to repair and/or maintenance, and Landlord fails to commence to perform such action within a reasonable period of time, given the circumstance, after the receipt of such notice, but in any event not later than fifteen (15) days after receipt of such notice, and thereafter to diligently prosecute such action to completion, then, Tenant shall send Landlord a second notice regarding Tenant's intent to perform such repair (except in the event of an emergency, in which case no second notice is required and Tenant may commence the required repairs immediately upon Landlord's failure to commence such repairs within a reasonable period of time given the emergency nature of the repairs), and if Landlord does not respond within ten (10) days of receiving this second notification, Tenant shall be entitled to reimbursement by Landlord of Tenant's reasonable costs and expenses in making such repair, plus interest at the Interest Rate specified in Paragraph 3(d) hereof. In the event Tenant undertakes such repairs, and such repairs will affect the building systems or the structure of the Building, Tenant shall use only those


                                      21.

contractors used by Landlord in the Building for repairs to such systems unless such contractors are unwilling or unable to perform, or timely perform, such repairs, in which event Tenant may use the services of any other qualified contractor which normally and regularly performs similar work in comparable buildings in the "Multimedia Gulch" area of the South of Market District of San Francisco. Further, if Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice by Tenant of its costs of repairs which Tenant claims should have been made by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then it shall be deemed that Landlord agrees with the cost and expenses incurred by Tenant and shall thereafter be obligated to reimburse Tenant for such costs and expenses, with interest thereon at the Interest Rate. If Landlord fails to so reimburse Tenant therefor, Tenant may bring an action in a court of appropriate jurisdiction to recover such sum from Landlord. Landlord agrees to maintain the Real Property in a manner comparable to that of other first class office buildings in the "Multimedia Gulch" area of the South of Market District of San Francisco. Landlord further agrees to have a qualified engineer who has knowledge of the Building and can work independent of Tenant's employees on call twenty-four (24) hours a day, seven (7) days a week.

         10.      SERVICES.

                  (a) Subject to the terms of this  Paragraph  10 and subject to applicable laws, regulations and rules of public utilities, Landlord shall furnish to the Premises water, electrical power, gas, heating and air conditioning, elevator service and plumbing services suitable for Tenant's use of the Premises pursuant to Paragraph 6 hereof, twenty-four hours per day, seven
(7) days per week, or during such other period as may be prescribed by any applicable policies or regulations of any utility or governmental agency; and basic janitorial service on weekdays (excluding union holidays). Unless otherwise specifically provided in this Lease, all means of distribution of all utilities within the Premises shall be supplied by Tenant at its expense, and Tenant shall pay the cost of water, gas, electricity, sewerage and other utilities. Landlord shall install, or cause Tenant to install, prior to the Commencement Date, at Tenant's expense, a separate meter in the Premises for electricity of a design and type to be reasonably approved by Landlord. Tenant shall pay the cost of janitorial services to the Premises provided by the Landlord. Tenant shall pay the cost of chilled water that Landlord supplies to the Premises for air conditioning. Tenant shall pay such janitorial and utilities costs within fifteen (15) days after delivery of invoices therefor.

         Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that


                                      22.

Landlord may prescribe for the proper functioning and protection of the Building heating, ventilating and air conditioning systems. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rental by reason of Landlord's failure to furnish any of the foregoing or any other utilities or services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character, by the limitation, curtailment, rationing or restrictions on use of electricity, gas or any form of energy, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. No such failure and no interruption of utilities or services from any cause whatsoever shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such failure or interruption. Landlord shall not be liable under any circumstances for injury to or death of any person or damage to or destruction of property, however occurring, through or in connection with or incidental to the furnishing of or the failure to furnish any of the foregoing utilities or services or any other utilities or services. Landlord agrees to meet with Tenant to attempt to resolve any issues or problems Tenant may have with the janitorial service or any other services provided to Tenant pursuant to this Paragraph 10.

                  (b) Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating, air conditioning or ventilation equipment in the Building to maintain temperatures that may be required for, or because of, any of Tenant's equipment which uses other than the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. Tenant agrees it will not, without the written consent of Landlord, use any equipment, apparatus or device in the Premises which will, individually or in the aggregate, in any way cause the amount of electricity, water or heating, ventilation or air conditioning supplied to the Premises to exceed Tenant's Percentage Share of the design capacity of the Building's systems. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Building. The costs to repair any damage Tenant causes to the base building systems due to Tenant's use of such systems beyond their design capacity shall be payable to Landlord within ten (10) days of submission of a statement setting forth such costs. Landlord shall provide Tenant with information regarding the capacity of such systems on or before the Commencement Date. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable


                                      23.

control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Base Monthly Rental will then be equitably adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to the Premises.

                  (c) Any amounts which Tenant is required to pay pursuant to this Paragraph 10 shall constitute additional rent.

                  (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise required to be provided in this Lease, Tenant shall pay Landlord's reasonable charges for such services (including, without limitation, Landlord's then current administrative fee therefor) upon billing therefor provided, prior to providing such service, Landlord delivers to Tenant a written estimate of the cost of such service and Tenant delivers a written notice to Landlord stating that it agrees to pay for the cost of such service. Any such request for extra services shall be made not less than one (1) business day in advance.

                  (e) In the event any governmental authority having jurisdiction over the Real Property for the Building promulgates or revises any law, ordinance or regulation or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord and the Real Property or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively "Controls") or in the event Landlord is required or elects to make alterations to the Real Property or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Real Property or the Building related thereto; provided, however, that Landlord shall only comply with such voluntary controls if Comparable Landlords are generally complying with such controls. Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.

         11.      ACCESS CONTROL.

                  (a) Landlord shall arrange for a security guard to be on duty in the lobby of the Building 24 hours per day, seven days per week. Tenant shall pay the cost of such security guard as additional rent within fifteen (15) days after delivery of invoices therefor. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to approve of the person and/or entity selected by Landlord to provide security services to the Premises, which approval shall not be unreasonably withheld. Landlord shall have the right from time to time to


                                      24.

adopt such policies, procedures and programs as it shall, in Landlord's reasonable discretion, deem necessary or appropriate for the security of the Building, and Tenant shall cooperate with Landlord in the enforcement of, and shall comply with, the policies, procedures and programs adopted by Landlord insofar as the same pertain to Tenant, its agents, employees, contractors and invitees. Landlord agrees to meet with Tenant to resolve any issues or problems Tenant may have with the security services. Landlord further agrees to consult with Tenant regarding any changes in security policies, procedures and programs that may adversely affect the security of the Premises in Landlord's reasonable opinion.

                  (b) In no event shall Landlord be liable for damages resulting from any error with regard to the admission to or the exclusion from the Building of any person. In the case of invasion, mob, riot, public demonstration or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

                  (c) In the event of any picketing, public demonstration or other threat to the security of the Building and to the extent attributable to Tenant, Tenant shall reimburse Landlord for any actual and reasonable costs incurred by Landlord in connection with such picketing, demonstration or other threat in order to protect the security of the Building, and Tenant shall indemnify and hold Landlord harmless from and protect and defend Landlord against any and all claims, demands, suits, liability, damage or loss and against all costs and expenses, including reasonable attorneys' fees incurred in connection therewith, arising out of or relating to any such picketing, demonstration or other threat to the extent attributable to Tenant. Tenant agrees not to employ any person, entity or contractor for any work in the Premises (including moving Tenant's equipment and furnishings in, out or around the Premises) whose presence may give rise to a labor or other disturbance in the Building and, if necessary to prevent such a disturbance in a particular situation, Landlord may require Tenant to employ union labor for the work.

         12.      ASSIGNMENT AND SUBLETTING.

                  (a) Restriction on Transfers. Tenant shall not, either voluntarily or by operation of law, (i) assign or transfer this Lease or any interest herein, (ii) sublet the Premises, or any part thereof, or (iii) enter into a license agreement or other arrangement whereby the Premises, or any portion thereof, are held or utilized by another party (each of the foregoing defined herein as a "Transfer"), without the express prior written consent of Landlord, which consent Landlord shall not unreasonably withhold. Any such act (whether voluntary or involuntary, by operation of law or otherwise)

                                      25.


without the consent of Landlord pursuant to the provisions of this Paragraph 12 shall, at Landlord's option, be void and/or constitute an Event of Default (as defined in Paragraph 18(a)) under this Lease. Consent to any Transfer shall neither relieve Tenant of the necessity of obtaining Landlord's consent to any future Transfer nor relieve Tenant from any liability under this Lease.

         By way of example and without limitation, the failure to satisfy any of the following conditions or standards shall be deemed to constitute sufficient grounds for Landlord to refuse to grant its consent to the proposed Transfer.

                  (1) The proposed Transferee must expressly assume all of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed as such provisions, covenants and condition relate to that portion of the Premises to be occupied by the proposed Transferee.

                  (2) The proposed Transferee must satisfy Landlord's then current credit and other standards for tenants of the Building (taking into account Tenant's continuing liability under this Lease and taking into account whether or not Tenant is continuing in occupancy of a material portion of the Premises) and, in Landlord's reasonable opinion, have the financial strength and stability to perform all of the obligations of the Tenant under this Lease (as they apply to the transferred space) as and when they fall due.

                  (3) The proposed Transferee must be reasonably satisfactory to Landlord as to business reputation.

                  (4) The proposed use of the Premises by the proposed Transferee must be, in Landlord's reasonable opinion: (a) lawful; (b) appropriate to the location and configuration of the Premises; (c) unlikely to cause a material increase in insurance premiums for insurance policies applicable to the Building; (d) absent any new tenant improvements that Landlord would be entitled to disapprove pursuant to Paragraph 8 hereof; (e) unlikely to create any materially increased burden in the operation of the Building, or in the operation of any of its facilities or equipment, unless Tenant agrees to pay the increased cost therefor; and (f) unlikely to impair the dignity, reputation or character of the Building.

                  (5) The proposed use of the Premises must not result in the division of any full floor of the Premises into more than three (3) separate leased premises or tenant spaces, and Tenant must tender to Landlord as an additional security deposit the estimated amount to restore the Premises to no more than two (2) separate leased premises or tenant spaces if the proposed division constitutes three (3) or more such spaces.


                                      26.

                  (6) At the time of the proposed Transfer, an Event of Default (as defined in Paragraph 18(a) below) shall not have occurred and be continuing, and no event may have occurred that with notice, the passage of time, or both, would become a material Event of Default.

                  (7) The proposed Transferee shall not be a governmental entity or other entity that holds any exemption from the payment of ad valorem or other taxes which would prohibit Landlord from collecting from such Transferee any amounts otherwise payable under this Lease.

                  (8) The proposed Transferee shall not be a then present tenant or affiliate or subsidiary of a then present tenant in the Building unless there is no other suitable space available in the Building.

                  (9) Landlord shall not be negotiating with, and shall not have at any time within the past thirty (30) days negotiated with, the proposed Transferee for space in the Building (unless Landlord, in its reasonable judgment, believes that it is unlikely that any further discussions between Tenant and such proposed Transferee will lead to a lease transaction).

                  (b) Landlord's Termination Right. Except in the event of a Permitted Transfer (as defined below), Landlord shall have no obligation to consent or consider granting its consent to any proposed Transfer unless Tenant has first delivered to Landlord a written notice regarding such Transfer, which notice shall include the base rent and other economic terms of the proposed Transfer, the date upon which Tenant desires to effect such Transfer and all of the other material terms of the proposed Transfer ("Tenant's Offer"). Landlord shall have the right, by notice to Tenant within fifteen (15) days after receipt of Tenant's Offer, to terminate this Lease (or, in the case of a sublease of less than the entire Premises, terminate this Lease as to the portion of the Premises to be sublet), which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right. If Landlord elects to terminate this Lease in whole or in part, as the case may be, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises (or the applicable portion thereof) except for matters occurring or obligations arising hereunder prior to the date of such termination. If Landlord does not respond to Tenant's Offer within such fifteen (15) day period, Tenant may enter into such Transfer with any bona fide independent third-party Transferee (as defined in Paragraph 12(c) below) within one hundred eighty (180) days of the end of such fifteen
(15) day period, so long as such Transfer is for the same base rent set forth in Tenant's Offer and such Transfer otherwise contains terms not more than


                                      27.

five percent (5%) more favorable economically to the Transferee than the terms stated in Tenant's Offer, taking into account all rent concessions, tenant improvements, and any other terms which have an economic impact on the Transfer; provided, however, that the prior written approval of Landlord for such Transfer must be obtained, and the other provisions of this Paragraph 12 must be complied with, all in accordance with this Paragraph 12. Landlord's foregoing right of termination shall continue throughout the entire term of this Lease. Notwithstanding the foregoing, Landlord shall only have the right to terminate the Lease (in whole or as to the portion of the Premises to be sublet, as the case may be) pursuant to this Paragraph 12(b) if the proposed Transfer is for one entire floor or more of the Premises and for at least ninety-five percent (95%) of the remaining term of the Lease.

                  (c) Landlord's Approval Process. Except in the event of a Permitted Transfer, Tenant shall, in each instance of a proposed Transfer, give written notice to Landlord at least forty-five (45) days prior to the effective date of any proposed Transfer, specifying in such notice (i) the nature of the proposed Transfer, (ii) the portion of the Premises to be transferred, (iii) the intended use of the transferred Premises, (iv) all economic terms of the proposed Transfer, (v) the effective date thereof, (vi) the identity of the transferee under the proposed Transfer (the "Transferee"), (vii) current financial statements of the Transferee, and (viii) a description of the business of the Transferee (collectively, "Tenant's Notice"). Tenant shall also promptly furnish Landlord with any other information reasonably requested by Landlord relating to the proposed Transfer or the proposed Transferee. Within twenty (20) days after receipt by Landlord of Tenant's Notice (and any additional information and data reasonably requested by Landlord within five (5) business days of such notice), Landlord shall notify Tenant of its determination to either (i) consent to the proposed Transfer, or (ii) refuse to consent to such proposed Transfer. If Landlord does not respond to Tenant's Notice within such twenty (20) day period, Tenant shall deliver to Landlord a second notice. If Landlord does not approve or reasonably disapprove the proposed Transfer within five (5) days after receipt of such second notice, Landlord shall be deemed to have consented to the proposed Transfer.

                  (d) Consideration for Transfer. Except in the event of a Permitted Transfer, fifty percent (50%) of all (i) consideration paid or payable by Transferee to Tenant as consideration for any such Transfer, and (ii) rents received in connection with the Transfer by Tenant from Transferee in excess of the sum of the Rental payable by Tenant to Landlord under this Lease, plus the value of any Alterations or any special improvements made to the Premises by Tenant for such proposed Transferee (not to exceed the improvement allowance that would be provided to a comparable tenant by Comparable Landlords), plus any brokerage commissions (not to exceed prevailing market rates), reasonable attorneys' fees and other professional fees

                                      28.

in connection with the proposed Transfer, shall be paid by Tenant to Landlord immediately upon receipt thereof by Tenant. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining to or due under any other sublease. Upon Landlord's request and after an Event of Default has occurred and is continuing, Tenant shall assign to Landlord all amounts to be paid to Tenant by any Transferee and shall direct such Transferee to pay the same directly to Landlord.

                  If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet, Landlord shall, upon an Event of Default by Tenant hereunder, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's monetary obligations hereunder. Neither Landlord's collection of rent from a Transferee nor any course of dealing between Landlord and any Transferee shall constitute or be deemed to constitute Landlord's consent to any Transfer.

                  (e) Permitted Transfers. Notwithstanding anything to the contrary in this Lease, Tenant may, without Landlord's prior written consent, sublet any or all of the Premises or assign the Lease on such terms and conditions as Tenant may elect to: (i) a subsidiary or corporation or other entity controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant's assets ((i), (ii) and (iii) above shall be referred to as a "Permitted Transfer"), provided Landlord receives not less than ten (10) days' prior written notice of such transfer. For the purpose of this Lease, any sale or transfer of Tenant's capital stock, through any national market system or public exchange, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

                  (f) Documentation. Tenant agrees that any instrument by which Tenant assigns this Lease or any interest therein or sublets or otherwise Transfers all or any portion of the Premises shall expressly provide that the Transferee may not further assign this Lease or any interest therein or sublet the sublet space without Landlord's prior written consent (which consent shall be subject to the provisions of this Paragraph 12), and that the Transferee will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such Transferee. No permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable


                                      29.

with Tenant for the payment of rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease pertaining to the sublet space; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. No permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

                  (g) Options Personal to Original Tenant. Except in the event of a Permitted Transfer, if Landlord consents to a Transfer hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the Transferee, it being agreed by the parties hereto that any such rights and options are personal to the original Tenant named herein and any transferee in the event of a Permitted Transfer and may not be transferred.

                  (h) Encumbrance of Lease. Notwithstanding any provision of this Lease to the contrary, Tenant shall not mortgage, encumber or hypothecate this Lease or any interest herein without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Any such act without the prior written consent of Landlord (whether voluntary or involuntary, by operation of law or otherwise) shall, at Landlord's option, be void and/or constitute an Event of Default under this Lease.

                  (i) No Merger. The voluntary or other surrender of this Lease or of the Premises by Tenant or a mutual cancellation of this Lease shall not work a merger, and at the option of Landlord any existing subleases may be terminated or be deemed assigned to Landlord in which latter event the subleases or subtenants shall become tenants of Landlord.

                  (j) Landlord's Costs. Except in the event of a Permitted Transfer, Tenant shall pay to Landlord the amount of Landlord's cost of processing each proposed Transfer (including, without limitation, attorneys' and other professional fees, and the cost of Landlord's administrative, accounting and clerical time; collectively "Processing Costs") not to exceed in the aggregate three thousand dollars ($3,000.00) per Transfer, and the amount of all direct and indirect expenses incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space (including, without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, and rubbish removal service).


                                      30.

         13. WAIVER; INDEMNIFICATION. Neither Landlord nor Landlord's agents, nor any shareholder, constituent partner or other owner of Landlord or any agent of Landlord, nor any contractor, officer, director or employee of any thereof shall be liable to Tenant and Tenant waives all claims against Landlord and such other persons for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises, the Storage Area or the Building by or from any cause whatsoever, including without limitation, earthquake or earth movement, gas, fire, oil, electricity or leakage from the roof, walls, basement or other portion of the Premises, the Storage Area or the Building, except to the extent caused by the gross negligence or willful misconduct of Landlord, Landlord's agents, the shareholders, constituent partners and/or other owners of Landlord or any agent of Landlord, and all contractors, officers, directors and employees of any thereof (collectively, "Indemnitees"). Tenant agrees to indemnify and hold the Indemnitees and each of them, harmless from and to protect and defend each Indemnitee against any and all claims, demands, suits, liability, damage or loss and against all costs and expenses, including reasonable attorneys' fees incurred in connection therewith,
(a) arising out of any injury or death of any person or damage to or destruction of property occurring in, on or about the Premises or the Storage Area, from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of such Indemnitee, or (b) occurring in, on or about any facilities (including without limitation elevators, stairways, passageways or hallways) the use of which Tenant has in common with other tenants, or elsewhere in or about the Building or in the vicinity of the Building, to the extent such claim, injury or damage is caused by the act, neglect, default, or omission of any duty by Tenant, its former or current agents, contractors, employees, invitees, or subtenants or other persons in or about the Building by reason of Tenant's occupancy of the Premises, or otherwise by any conduct of any of said persons in or about the Premises, the Storage Area or the Real Property, or (c) arising from any failure of Tenant to observe or perform any of its obligations hereunder. If any action or proceeding is brought against any of the Indemnitees by reason of any such claim or liability, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination. Notwithstanding anything to the contrary in this Lease, Landlord shall not be indemnified for, and shall indemnify, defend, protect and hold harmless Tenant from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses to the extent arising from the gross negligence or willful misconduct of the Indemnitees.

                                      31.

         14.      INSURANCE.

                  (a) At Tenant's expense, Tenant shall procure, carry and maintain in effect throughout the term of this Lease, in a form acceptable to Landlord and with such insurance companies as are acceptable to Landlord (which companies shall have a Best's rating of A-X or better), the following insurance coverage:

                           (i)      Commercial general liability insurance, on
an occurrence basis, with limits in an amount not less than $5,000,000 combined single limit per occurrence, for claims or losses arising out of or resulting from personal injury (including bodily injury), death and/or property damage sustained or alleged to have been sustained by any person for any reason on the Premises or in the Storage Area, for liability arising out of or resulting from Tenant's covenant in Paragraph 13 to indemnify Landlord and all other
Indemnities,   its  agents  and  employees,  and  for contractual liability;

                           (ii)  All Risk  Replacement  Cost  insurance  with an
agreed amount endorsement upon property of every description and kind owned by Tenant and located in the Premises and for Tenant's Extra Improvements and Alterations in an amount equal to 100% of the full replacement value thereof; and

                           (iii) Workers' compensation  insurance, in accordance
with applicable law.

                  (b) Not more often than every year and upon not less than sixty (60) days' prior written notice, Landlord, in its reasonable discretion, may require Tenant to increase the insurance limits set forth in Paragraphs 14(a)(i) and 14(a)(ii) above to amounts not in excess of insurance limits generally required by Comparable Landlords for comparable tenancies.

                  (c) All policies of liability insurance described in Paragraph 14(a)(i) of this Lease so obtained and maintained shall be carried in the name of Tenant, name Landlord and Landlord's designated agents as additional insureds, and shall provide that the insurance policy so endorsed will be the primary insurance providing coverage for Landlord, and contain a cross-liability endorsement stating that the rights of insureds shall not be prejudiced by one insured making a claim or commencing an action against another insured. Any other liability insurance maintained by Landlord shall be excess and non-contributing. At Landlord's election, such policies described in Paragraph 14(a)(i) shall name the holder of any Superior Interest or any other interested party as an insured party under a standard mortgagee endorsement.

                  (d) All insurance policies required under this Lease shall provide that the insurer shall not cancel, reduce, modify or fail to renew such coverage without thirty (30) days' prior written notice to Landlord. Tenant shall deliver certificates


                                      32.

of all insurance required hereunder upon the commencement of the term of this Lease. In the event Tenant does not comply with the requirements of this Paragraph 14, Landlord may, at its option and at Tenant's expense, purchase such insurance coverage to protect Landlord. The cost of such insurance shall be paid to Landlord by Tenant, as additional rent, immediately upon demand therefor, together with interest at the Interest Rate until paid.

                  (e) Notwithstanding anything to the contrary in this Lease, the parties release each other, and their respective authorized representatives, agents, employees, successors, assignees and subtenants, from any claims for loss or damage that are caused by or result from perils insured under any insurance policies carried by the parties in force at the time of any such damage which is required to be insured against under this Lease, or which would normally be covered by the standard form of "all risk" casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any loss or damage covered by the policy. Neither party shall be liable to the other for any loss or damage covered by the insured risks under any insurance policy maintained by either party or required by this Lease.

         15.      PROTECTION OF LENDERS.

                  (a) This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now or hereafter exist affecting the Building or the Land, or both, and to the lien of any mortgage or deed of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or the Land, or both, or on or against Landlord's interest or estate therein (such mortgages, deeds of trust and leases are referred to herein, collectively, as "Superior Interests"), all without the necessity of any further instrument executed or delivered by or on the part of Tenant for the purpose of effectuating such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further reasonable instruments evidencing such subordination of this Lease to any such Superior Interest as may be required by Landlord provided the Holder of such Superior Interest agrees in writing (i) that this Lease shall not be terminated so long as an Event of Default has not occurred and is not continuing and (ii) to recognize all of Tenant's rights, interests and options under this Lease. Landlord shall make reasonable efforts to provide Tenant with a non-disturbance agreement executed by the holder of any such Superior Interest on or prior to the Commencement Date.

                  (b)  Notwithstanding   the  foregoing,   in  the  event  of  a
foreclosure  of any such  mortgage  or deed of trust or of any


                                      33.

other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust.

                  (c) Within ten (10) days after Landlord's written request, Tenant shall deliver to Landlord, or to any actual or prospective holder of a Superior Interest ("Holder") that Landlord designates, such publicly available financial statements as are reasonably required by such Holder to verify the financial condition of Tenant (or any assignee, subtenant or guarantor of Tenant). Tenant represents and warrants to Landlord and such Holder that each financial statement delivered by Tenant shall be accurate in all material respects as of the date of such statement. All financial statements shall be confidential and used only for the purposes stated herein.

                  (d) If Landlord is in default, Tenant will accept cure of any default by any Holder whose name and address shall have been furnished to Tenant in writing. Tenant may not exercise any rights or remedies for Landlord's default unless Tenant gives notice thereof to each such Holder and the default is not cured within thirty (30) days thereafter or such greater time as may be reasonably necessary to cure such default. A default which cannot reasonably be cured within said 30-day period shall be deemed cured within said period if work necessary to cure the default is commenced within such time and proceeds diligently thereafter until the default is cured.

                  (e) If any prospective Holder should require, as a condition of any Superior Interest, a modification of the provisions of this Lease, Tenant shall approve and execute any such modifications promptly after request, provided no such modification shall relate to the Rental payable hereunder, Tenant's parking rights hereunder, the length of the term hereof or Tenant's Option to Extend such term, or otherwise materially alter the rights or obligations of Landlord or Tenant hereunder.

         16.      ENTRY BY LANDLORD.

                  (a) Landlord reserves, and shall at all times have, upon reasonable written notice to Tenant of not less than twenty-four (24) hours (except no notice shall be required in the event of an emergency), the right to enter the Premises to inspect them; to supply janitorial service and any other service to be provided by Landlord hereunder; to submit the Premises to prospective purchasers or mortgagees at any time, or to prospective tenants in the last twelve (12) months of the Lease term; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Building as permitted or provided hereunder, all without abatement of


                                      34.

Rental; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that any such entrance or work shall not unreasonably interfere with Tenant's use of or access to the Premises. If such entry is made as aforesaid, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry. For each of the foregoing purposes, Landlord shall at all times have and retain a key and/or other access device with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance and approved reasonably by Landlord); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or any portion thereof.

                  (b) Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building, and to change the name, number or designation by which the Building is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, nor shall it entitle Tenant to any reduction of Rental hereunder or result in any liability of Landlord to Tenant. Landlord shall consult with Tenant to minimize any security risks to Tenant resulting from such changes. Notwithstanding the foregoing changes, Tenant shall at all times during the term of this Lease continue to have reasonable access to the Premises.

         17.      [Intentionally Omitted]

         18.      DEFAULT AND REMEDIES.

                  (a) The occurrence of any one or more of the following events (each an "Event of Default") shall constitute a breach of this Lease by Tenant:

                           (i)     Tenant fails to pay any Basic Monthly Rental,
Monthly Storage Rental or additional monthly rent under Paragraph 4(b) hereof as and when such rent becomes due and payable and such failure continues for more than five (5) business days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice (except any notice required by statute), shall be required to establish an Event of Default in the same calendar year; or

                                      35.

                           (ii) Tenant fails to pay any additional rent or other
amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice (except any notice required by statute), shall be required to establish an Event of Default in the same calendar year; or

                           (iii)  Tenant  fails to perform or breaches any other
agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of twenty (20) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of twenty (20) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

                           (iv) Tenant (A) is generally  not paying its debts as
they become due, (B) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (C) makes an assignment for the benefit of its creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (E) takes action for the purpose of any of the foregoing; or

                           (v) Without consent by Tenant,  a court or government
authority enters an order, and such order is not vacated within thirty (30) days, (A) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (B) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (C) ordering the dissolution, winding-up or liquidation of Tenant; or

                           (vi) This Lease or any estate of Tenant  hereunder is
levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

                                      36.

                           (vii)  Tenant  abandons the Premises and fails to pay
the Rental due.

                  (b) If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

                           (i)      The worth at the time of award of all unpaid
rent which had been earned at the time of termination;

                           (ii) The worth at the time of award of the  amount by
which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                           (iii) The worth at the time of award of the amount by
which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                           (iv)  All  other  amounts   necessary  to  compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

The "worth at the time of award" of the  amounts  referred to in clauses (i) and
(ii) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses
(i), (ii) and (iii) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 4 hereof.

                  (c) Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have all of its rights and remedies, including the right, pursuant to California Civil Code Section 1951.4, to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of


                                      37.

Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

                  (d) The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

         19.      DAMAGE BY FIRE OR OTHER CASUALTY.

                  (a) If the Premises (including all Building Standard Improvements) are partially destroyed or damaged by fire or other casualty, Landlord shall, subject to Paragraphs 19(b), 19(c), 19(d) and 19(e) below, promptly repair such damage if, in Landlord's reasonable judgment based upon the written determination of a California licensed contractor, such repair can be completed within one hundred eighty (180) days under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction, and this Lease shall remain in full force and effect, provided that if there shall be damage to the Premises from any such cause and such damage is not the result of the gross negligence or willful misconduct of Tenant, its agents, employees, contractors or invitees, Tenant shall be entitled to a reduction of the Rental (the provisions of Paragraph 3(a) hereof notwithstanding) while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. Tenant's right to a reduction of Rental under this Paragraph 19 shall be Tenant's sole remedy in connection with any such damage.

                  (b) If such repairs cannot, in Landlord's reasonable judgment based upon the written determination of a California licensed contractor, be completed within one hundred eighty (180) days, or if such damage occurs during the last six (6) months of the term of this Lease, Landlord shall have the option either (i) to repair such damage, this Lease continuing in full force and effect, but with the Rental proportionately reduced (subject to the conditions set forth in Paragraph 19(a) above), or (ii) to give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this Lease as of a date specified in such notice, which shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice. If such notice of termination is so given, the Lease and all interest of Tenant in the Premises shall terminate on the date specified in such notice, and the Rental reduced (subject to the conditions set forth in Paragraph 19(a) above) in proportion to the area of the Premises rendered untenantable by the damage, shall be paid up to the date of such termination, Landlord hereby agreeing to refund to Tenant any Rental theretofore paid for any period of time subsequent to the termination date.

                  (c) If the Building is damaged by fire or other casualty to the extent that the repair cost would exceed thirty-

                                      38.

three percent (33%) or more of its replacement value, or if more than thirty-three percent (33%) of the rentable area of the Building is affected by fire or other casualty and repairs to the Building cannot, in Landlord's reasonable judgment based upon the advice of a licensed contractor, be completed within one hundred eighty (180) days, or if insurance proceeds sufficient to complete the repairs are not available due to exercise of rights of a Holder to collect such proceeds, then in any such case, whether the Premises or the Storage Area are damaged or not, Landlord shall have the right, at its option, to be reasonably exercised, to terminate this Lease by giving Tenant notice thereof within thirty (30) days of such casualty specifying the date of termination which shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice, and to the extent the Premises are damaged, Tenant shall be entitled to reduction of the Rental as set forth in Paragraph 19(a) above.

                  (d) If the Premises are damaged by fire or other casualty not resulting in whole or in part from the gross negligence or willful misconduct of Tenant or its employees, agents, contractors or subtenants and the repair to the Premises cannot, in Landlord's reasonable judgment (based upon the written determination of a California licensed contractor), be completed within one hundred eighty (180) days, assuming the availability of labor and materials, Tenant, at its option, may terminate this Lease. Tenant's notice to Landlord of its election to terminate the Lease must be delivered to Landlord within thirty
(30) days of the date of Landlord's notice of the estimated time to complete repairs in accordance with this Paragraph 19, and the termination shall be as of a date specified in such Tenant's notice which shall be no less than thirty (30) nor more than sixty (60) days after the giving of such notice. In the event of a termination of the Lease by Tenant under this Paragraph 19(d), the Rental shall be reduced in the same manner as provided under Paragraph 19(b) above, provided Tenant does not elect to terminate this Lease as permitted in this Paragraph 19.

                  (e) If the Storage Area is damaged by fire or other casualty not resulting in whole or in part from the negligence or willful misconduct of Tenant or its employees, agents, contractors or subtenants and the repair to the Storage Area cannot, in Landlord's judgment, be completed within thirty (30) days, assuming the availability of labor and materials, this Lease shall terminate as to the Storage Area only.

                  (f) Notwithstanding any of the provisions of this Lease, Landlord shall in no event be required to repair any injury or damage by fire or other cause whatsoever to, or to make any repairs or replacements of, any panelings, decorations, partitions, railings, ceilings, floor coverings, trade or office fixtures or any other property of, or improvements (including Tenant's Extra Improvements and any Alterations) installed on


                                      39.

the Premises or on the Storage Area by or at the election of Tenant. Tenant hereby agrees to promptly repair any damage to Tenant's Extra Improvements and any Alterations at its sole cost and expense in the event that Landlord is required to, or elects to, repair the remainder of the Premises pursuant to Paragraphs 19(a) and 19(b) above provided Tenant does not elect to terminate this Lease as permitted in this Paragraph 19.

                  (g) Tenant  hereby  waives the  provisions  of subsection 2 of
Section 1932, subsection 4 of Section 1933, and Sections 1941 and 1942 of the California Civil Code.

         20.      EMINENT DOMAIN.

                  (a) If all or part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title or the right to possession vests in the condemnor.

                  (b) If (i) a part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof; and (ii) Tenant is reasonably able to continue the operation of Tenant's business in that portion of the Premises remaining; and (iii) Landlord elects to restore the Premises to an architectural whole, then this Lease shall remain in effect as to said portion of the Premises remaining, and the Basic Monthly Rental payable from the date of the taking shall be reduced in the same proportion as the area of the Premises taken bears to the total area of the Premises. If, after a partial taking, Tenant is not reasonably able to continue the operation of its business in the Premises or Landlord elects not to restore the Premises as hereinabove described, this Lease may be terminated by either Landlord or Tenant by giving written notice to the other party within thirty
(30) days of the date of the taking. Such notice shall specify the date of termination which shall be not less than thirty (30) nor more than sixty (60) days after the date of said notice.

                  (c) If a portion of the Building is taken, whether any portion of the Premises is taken or not, and Landlord reasonably determines that it is not economically feasible to continue operating the portion of the Building remaining, then Landlord shall have the option for a period of thirty (30) days after such determination to terminate this Lease. If Landlord determines that it is economically feasible to continue operating the portion of the Building remaining after such taking, then this Lease shall remain in effect, with Landlord, at Landlord's cost, restoring the Building to an architectural whole.

                  (d) Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever

                                      40.

which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Tenant hereby assigns any such claim to the Landlord. Notwithstanding the foregoing, Tenant shall have the right to make a claim directly to the entity expressing the power of eminent domain for moving expenses and for loss or damage to Tenant's Extra Improvements, Personal Property, trade fixtures, equipment and movable furniture.

                  (e) Tenant hereby waives Sections 1265.110 through 1265.160 of the California Code of Civil Procedure.

         21. HOLDING OVER. Any holding over after the expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall be construed to be a tenancy from month to month at the Basic Monthly Rental and the Monthly Storage Rental in effect on the date of such expiration or termination (subject to adjustment as provided in Paragraph 3(c) hereof) on the terms, covenants and conditions herein specified so far as applicable. Any holding over after the expiration or other termination of the term of this Lease without the written consent of Landlord shall be construed to be a tenancy at sufferance on all the terms set forth herein, except that the Basic Monthly Rental and the Monthly Storage Rental shall be an amount equal to one hundred fifty percent (150%) of the Basic Monthly Rental and the Monthly Storage Rental payable by Tenant immediately prior to such holding over. Acceptance by Landlord of Rental after the expiration or termination of this Lease shall not constitute a consent by Landlord to any such tenancy from month to month or result in any other tenancy or any renewal of the term hereof. The provisions of this Paragraph are in addition to, and do not affect, Landlord's right to re-entry or other rights hereunder or provided by law.

         22.      MISCELLANEOUS.

                  (a) Limitation of Landlord's Liability. Any liability of Landlord (including without limitation Landlord's partners, shareholders, affiliates, agents, and employees) to Tenant under this Lease shall be limited to the equity interest of Landlord in the Real Property and Tenant agrees to look solely to such interest for the recovery of any judgment, it being intended that Landlord and such other persons shall not be personally liable for any deficiency or judgment. Notwithstanding any other provision of this Lease, Landlord shall not be liable for any consequential damages, nor shall Landlord be liable for loss of or damage to artwork, currency, jewelry, bullion, unique or valuable documents, securities or other valuables, or for other property not in the nature of ordinary fixtures, furnishings and equipment used in general administrative and executive office activities and functions. Wherever in this Lease Tenant (a) releases Landlord from any claim or


                                      41.

liability, (b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, its agents, the constituent shareholders, partners or other owners of Landlord or its agents, and the directors, officers, and employees of Landlord and its agents and each such constituent shareholder, partner or other owner.

                  (b) Sale by Landlord.  In the event of a sale or conveyance of the Building by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant after the effective date of said transfer (provided, however, that Landlord shall remain liable under the Lease for any occurrences, events, or breaches under the Lease occurring prior to the date of said transfer), and in such event, insofar as such transferor is concerned, Tenant agrees to look solely to the successor in interest of such transferor in and to the Building and this Lease. Such successor in interest shall automatically be deemed to succeed to all the rights, responsibilities and obligations of Landlord under the Lease. Tenant agrees to attorn to the successor in interest of such transferor. If Tenant provides Landlord with any security for Tenant's performance of its obligations hereunder, and Landlord transfers, or provides a credit with respect to, such security to the grantee or transferee of Landlord's interest in the Real Property, Landlord shall be released from any further responsibility or liability for such security.

                  (c) Estoppel Letter. Tenant shall, at any time and from time to time within ten (10) days following request from Landlord, execute, acknowledge and deliver to Landlord a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) certifying that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, and that Tenant has no defenses to or offsets against its obligations under this Lease, or specifying such defaults, defenses or offsets if any are claimed, (iii) certifying the date that Tenant entered into occupancy of the Premises and the Storage Area and that Tenant is open for business in the Premises, (iv) certifying the amount of the Basic Monthly Rental, the Monthly Storage Rental and the Rental payable under Paragraph 4(b) and the date to which Rental is paid in advance, if any, and certifying that Tenant is entitled to no rent abatement or other economic concessions not specified in the Lease, (v) certifying the amount of the Deposit, if any, (vi) certifying that all Improvements to be constructed in the Premises by Landlord are completed (or specifying any obligations of Landlord respecting Improvements),


                                      42.

and (vii) certifying such other matters relating to this Lease, the Premises and/or the Storage Area as may be reasonably requested by a lender making a loan to Landlord or a purchaser of the Premises, the Building, the Real Property or any interest therein from Landlord. Any such statement may be relied upon by, and shall upon Landlord's request be addressed to, any prospective purchaser or encumbrancer of all or any portion of the Real Property or any interest therein. Tenant shall, within ten (10) days following request of Landlord, deliver such other documents including Tenant's publicly available financial statements as are reasonably requested in connection with the sale of, or loan to be secured by, the Real Property or any part thereof or interest therein. Tenant's failure to deliver said statement in the time required shall be conclusive upon Tenant that: (i) the Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rental under the Lease and (iii) no more than one month's Basic Monthly Rental and Monthly Storage Rental has been paid in advance.

                  (d) Financial Statements. On or before April 1 of each year, Tenant shall deliver to Landlord Tenant's publicly available financial statements ("Financial Statements") for the fiscal year of Tenant ended on the previous December 31, which Financial Statements shall include a combined balance sheet of Tenant and its combined subsidiaries as at the end of such fiscal year, a combined statement of operations of Tenant and its combined subsidiaries for such fiscal year, and a certificate of Tenant's auditor (or, if audited Financial Statements are not available, then a certificate of Tenant's Chief Financial Officer) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Tenant and its combined subsidiaries for and as at the end of such fiscal year.

                  (e) Right of Landlord To Perform. All terms and covenants of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's expense and without any reduction of Rental. If Tenant fails to pay any Rental hereunder or fails to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for fifteen (15) days (or such shorter period as may be reasonable under emergency circumstances) after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may make any such payment or perform any such other term or covenant on Tenant's part to be performed but shall not be obligated to do so. All sums so paid by Landlord and all necessary costs of such performance by Landlord, together with interest thereon at the Interest Rate from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such


                                      43.

payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant in the payment of Rental hereunder.

                  (f) Rules and Regulations. Tenant agrees to faithfully observe and to comply with the Building Rules and Regulations attached hereto as Exhibit B and incorporated herein by this reference, and all modifications of and additions thereto from time to time put into effect by Landlord which are applicable to all tenants of the Building and of which Tenant shall have notice (provided, however, that any modifications of or additions to the Building Rules and Regulations shall not, in any material respect, increase Tenant's obligations or decrease Tenant's rights under the Lease). Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said Building Rules and Regulations. In the event any of the Building Rules and Regulations conflict with any express provision of this Lease, the provisions of this Lease shall govern.

                  (g) Attorneys' Fees. In case any suit or other proceeding shall be brought for an unlawful detainer of the Premises or for the recovery of any Rental due under the provisions of this Lease or because of the failure of performance or observance of any other term or covenant herein contained on the part of Landlord or Tenant, the unsuccessful party in such suit or proceeding shall pay to the prevailing party therein reasonable attorneys' fees and costs which shall include fees and costs of any appeal, all as fixed by the Court. If Landlord or Tenant should be named as a defendant in any suit brought against the other in connection with Tenant's occupancy of the Premises under this Lease, the party defendant primarily responsible for the bringing of such suit shall pay to the other party its costs and expenses incurred in such suit and reasonable attorneys' fees.

                  (h) Waiver of Jury Trial. If any action or proceeding between Landlord and Tenant to enforce the provisions of this Lease (including an action or proceeding between Landlord and the trustee or debtor in possession while Tenant is a debtor in a proceeding under any bankruptcy law) proceeds to trial, Landlord and Tenant hereby waive their respective rights to a jury in such trial.

                  (i) Waiver. The failure of Landlord to object to or to assert any remedy by reason of Tenant's failure to perform or observe any covenant or term hereof or its failure to assert any rights by reason of the happening or non-happening of any condition hereof shall not be deemed a waiver of its right to assert and enforce any remedy it may have by reason of such failure on the part of Tenant or the happening or non-happening of such condition or a waiver of its rights to enforce any of


                                      44.

its rights by reason of any subsequent failure of Tenant to perform or observe the same or any other term or covenant or by reason of the subsequent happening or non-happening of the same or any other condition. No custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of Landlord to insist upon performance and observance by Tenant in strict accordance with the terms hereof. The acceptance of Rental hereunder by Landlord shall not be deemed to be a waiver of any preceding failure of Tenant to perform or observe any term or covenant of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, irrespective of any knowledge on the part of Landlord of such preceding failure at the time of acceptance of such Rental.

                  (j) Light, Air and View. Tenant agrees that no diminution or shutting off of light, air or view by any structure which may be erected (whether or not by Landlord) on property adjacent to the Building shall in any way affect this Lease, entitle Tenant to any reduction of Rental hereunder or result in any liability of Landlord to Tenant.

                  (k) Notices. All notices, demands, requests, advices or designations ("Notices") which may be or are required to be given by either party to the other hereunder shall be in writing. All Notices by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant at the Premises, or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at Tenant's address for notices as set forth in the Summary of Lease Terms. All Notices by Tenant to Landlord shall be sufficiently given, made or delivered if personally served on Landlord, or sent by United States certified or registered mail, postage prepaid, addressed to Landlord at Landlord's address for notices specified in Paragraph B of the Summary of Lease Terms. Each Notice shall be deemed received or given on the date of the personal service or three (3) days after the mailing thereof, in the manner herein provided, as the case may be.

                  (l) Name. Tenant agrees that it shall not, without first obtaining the written consent of Landlord (which consent may be withheld in Landlord's sole and absolute discretion): (i) use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises, or (ii) use for any purpose any image of, rendering of, or design based on, the exterior appearance or profile of the Building.

                  (m) Governing Law; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in effect.


                                      45.

                  (n) Definitions and Paragraph Headings;  Successors. The words
"include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof. The provisions of this Lease shall inure to the benefit of and bind Landlord and Tenant and their respective heirs, executors, administrators, successors and permitted assigns. The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

                  (o) Time. Time is of the essence of this Lease with respect to the payment of Rental and the performance of all obligations.

                  (p) Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

                  (q) Brokerage. Tenant covenants and represents that it has negotiated this Lease directly with the Tenant's Broker(s) designated on the Summary of Lease Terms and has not acted by implication to authorize, nor has authorized, any other real estate broker or salesman to act for it in these negotiations. Tenant agrees to protect, defend, indemnify and hold Landlord harmless from any and all claims, loss, cost, damage and/or expense (including, without limitation, attorneys' fees and court costs) by any other real estate broker or salesperson or other entity or party other than the Landlord's Broker(s) and Tenant's Broker(s) listed on the Summary of Lease Terms for a commission or finder's fee as a result of Tenant's entering into this Lease.

                  (r) Directory Board. Landlord agrees to list Tenant's name on the directory board in the lobby of the Building at Landlord's cost and expense; provided, however, any change to the initial listing or any additional listings shall be at Tenant's cost and expense. Landlord's acceptance of any name for listing on the directory board shall in no event be, or be deemed to be, nor will it substitute for, Landlord's consent,


                                      46.

as required by this Lease, to any sublease, assignment, or other occupancy of the Premises.

                  (s) Authority. If Tenant is a corporation (or other business organization), Tenant represents and warrants to Landlord that (a) Tenant is duly incorporated (or organized) and validly existing under the laws of its state of incorporation (or organization), (b) Tenant is qualified to do business in California, (c) Tenant has full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) the execution, delivery and performance of this Lease has been duly authorized by Tenant and each person signing this Lease on behalf of the Tenant is duly and validly authorized to do so. Concurrently with signing this Lease, Tenant shall deliver to Landlord a true and correct copy of resolutions duly adopted by the board of directors or constituent partners or members of Tenant, certified by the secretary of Tenant to be true and correct, unmodified and in full force, which authorize and approve this Lease and authorize each person signing this Lease on behalf of Tenant to do so.

                  (t) Amendments. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

                  (u) Exhibits and Addenda; Entire Agreement. The Exhibits and Addenda referenced in the Summary of Lease Terms are a part of this Lease and are incorporated herein by this reference. In the event of any discrepancy between the Lease and any such Exhibit or Addendum, the Exhibit or Addendum shall control. This Lease is the entire and integrated agreement between Landlord and Tenant with respect to the subject matter of this Lease, the Premises and the Building. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Building, including, from and after the Commencement Date, the lease agreement dated April 14, 1992, with respect to a portion of the 4th, the 5th and the 6th floors of the Building between Landlord's predecessor in interest as "Lessor" and Tenant as "Lessee," and the lease agreement dated December 6, 1989, with respect to the 2nd, the 3rd and a portion of the 4th floors of the Building between Landlord's predecessor in interest as "Lessor" and Tenant's predecessor in interest as "Lessee," both agreements as amended and assigned (collectively, the "Existing Leases"). There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease.

                                      47.

         23. OPTION TO EXTEND. Landlord hereby grants to Tenant one (1) option (the "Option") to extend the term of the Lease for an additional period of five
(5) years (the "Option Term), all on the following terms and conditions:

                  (a) The Option must be exercised, if at all, by written notice irrevocably exercising the Option ("Option Notice") delivered by Tenant to Landlord not earlier than twelve (12) months nor later than six (6) months prior to the Expiration Date. Further, the Option shall not be deemed to be properly exercised if, as of the date of the Option Notice or at the Expiration Date (i) an Event of Default has occurred and is continuing, (ii) Tenant has assigned this Lease or its interest therein to any person or entity other than pursuant to a Permitted Transfer, or (iii) Tenant is occupying less than one hundred percent (100%) of the square footage of the Premises. Provided Tenant has properly and timely exercised the Option, the term of this Lease shall be extended for the period of the Option Term and all terms, covenants and conditions of this Lease shall remain unmodified and in full force and effect, except that the Basic Monthly Rental and Monthly Storage Rental shall be modified as set forth in Paragraph 23(b) below.

                  (b) The Basic Monthly Rental and the Monthly Storage Rental per rentable square foot ("RSF") payable for the Option Term shall be equal to the greater of (i) the then-current net rental rate per RSF (as further defined below, "FMRR") being agreed to in new leases by the Landlord or the owners ("Comparable Owners") of office buildings in the South of Market/MultiMedia Gulch area of San Francisco which are comparable in quality, location and prestige to the Building (the "Comparable Buildings") and tenants leasing space in the Building or the Comparable Buildings, or (ii) the Basic Monthly Rental and Monthly Storage Rental per RSF in effect during the last month prior to the Expiration Date. As used herein, "FMRR" shall mean the net rental rate per RSF for which Landlord and Comparable Owners are entering into new leases within the time period of eighteen (18) to twelve (12) months prior to the Expiration Date ("Market Determination Period"), with new or existing tenants leasing from Landlord and/or Comparable Owners' office space in the Building and/or the Comparable Owners which space is comparable to the Premises and the Storage Area in views and other material factors ("Comparative Transactions"). Landlord shall provide its determination of the FMRR to Tenant within twenty (20) days after Landlord receives the Option Notice. Tenant shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's notice of the FMRR within which to accept such FMRR or to reasonably object thereto in writing. In the event Tenant objects to the FMRR submitted by Landlord, Landlord and Tenant shall attempt to agree upon such FMRR. If Landlord and Tenant fail to reach agreement on such FMRR within fifteen (15) days following Tenant's Review Period (the "Outside Agreement Date"), then each party shall place in a separate sealed envelope its final proposal as to FMRR and such


                                      48.

determination shall be submitted to arbitration in accordance with Paragraph 23(c) below.

                  (c) (1) Landlord and Tenant shall meet with each other within five (5) business days of the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree in writing upon the FMRR within five (5) business days of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes, Landlord and Tenant shall agree upon and jointly appoint one arbitrator who shall be by profession a real estate appraiser or broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of comparable commercial properties in the vicinity of the Building. Neither Landlord nor Tenant shall consult with such broker or appraiser as to his or her opinion as to FMRR prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted FMRR for the Premises is the closer to the actual net rental rate per RSF for new leases within the Market Determination Period for Comparative Transactions. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary. In addition, Landlord or Tenant may submit to the arbitrator with a copy to the other party within five (5) business days after the appointment of the arbitrator any data and additional information that such party deems relevant to the determination by the arbitrator ("Data") and the other party may submit a reply in writing within five (5) business days after receipt of such Data.

                      (2) The arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted FMRR, and shall notify Landlord and Tenant of such determination. Notwithstanding anything to the contrary in this Lease, if Landlord and Tenant cannot agree on the FMRR for the Premises, Tenant may rescind its exercise of the Option by giving Landlord written notice of such election to rescind within ten (10) days after receipt of Landlord's notice of arbitration provided that Landlord receives such notice no later than six (6) months prior to the Expiration Date.

                      (3) The decision of the arbitrator shall be binding upon Landlord and Tenant.

                      (4) If Landlord and Tenant fail to agree upon and appoint such arbitrator, then the appointment of the arbitrator shall be made by the Presiding Judge of the Superior Court for the City and County of San Francisco, or, if he or she refuses to act, by any judge having jurisdiction over the parties.

                                      49.

                      (5) The cost of arbitration shall be paid by Landlord and Tenant equally.

         24.      RIGHT OF FIRST OFFER.

                  (a) Whenever, during the term of this Lease, a lease by any third party of any space on the First Floor of the Building expires (and is not extended or replaced with a new lease to the same party) or otherwise terminates, and such space (the "Available Space") becomes available for lease, Landlord shall give Tenant written notice of such availability, identifying the same and specifying the basic terms and conditions on which Landlord proposes to lease the Available Space (the "Space Offer Notice"), including basic rent, tenant improvement allowance (if any) and term. The Space Offer Notice shall be given not more than eight (8) months nor less than two (2) months prior to the date Tenant would be required to commence paying rent for the Available Space (the "New Space Commencement Date"). Tenant shall have ten (10) business days after its receipt of the Space Offer Notice in which Tenant may give Landlord written notice of Tenant's acceptance of the Available Space on the terms and conditions specified in the Availability Notice (the "Space Acceptance Notice"). Landlord hereby represents and warrants that the current lease for the Available Space terminates under its terms on July 1, 2004 (the "Available Space Lease") and, notwithstanding anything contained in this Paragraph 24 to the contrary, Landlord hereby agrees that it will not extend the term of the "Available Space Lease" beyond said date without first offering to Tenant the Available Space in accordance with this Paragraph 24.

                  (b) Prior to giving the Space Offer Notice to Tenant and for ten (10) business days thereafter, Landlord shall not enter into any lease of the Available Space with any other person. If during such ten (10) business day period Tenant gives Landlord a Space Acceptance Notice, Landlord and Tenant shall then promptly enter into an amendment to this Lease adding the Available Space to the Premises on the terms and conditions specified in the Space Offer Notice with respect to the Available Space only.

                  (c) If Tenant has not given Landlord a Space Acceptance Notice within ten (10) business days after Tenant's receipt of the Space Offer Notice, then Landlord shall be free to lease the Available Space to any other person or entity on any terms and conditions; provided, however, that Landlord shall not lease the Available Space to any other person or entity on basic terms materially less favorable to Landlord than those set forth in the Space Offer Notice without first giving Tenant at least five (5) days prior written notice of such proposed lease and the opportunity (during such five (5) day period by delivery of written notice to Landlord) to agree to lease the Available Space on the same terms and conditions as those of such proposed lease. In determining whether "lease terms" are materially less


                                      50.

favorable than the terms offered to Tenant, no terms other than rent, tenant improvement allowance (if any) and minimum term shall be considered.

                  (d) Tenant's rights under this Paragraph 24 shall be subject and subordinate to Landlord's right after the Commencement Date to enter into an agreement with any existing tenant of the Available Space (other that the tenant under the Available Space Lease) as to continuing occupancy of all or any portion of the Available Space. Any space which is subject to such a prior right or subsequent agreement shall not be deemed available for lease for purposes of this Paragraph 24.

                  (e) If Tenant shall exercise the right of first offer granted herein, Landlord does not guarantee that the Available Space will be available on the projected commencement date for the lease thereof, if the then existing occupants of the Available Space shall hold over, or for any other reason beyond Landlord's reasonable control. In such event, rent with respect to the Available Space shall be abated until Landlord legally delivers the same to Tenant, as Tenant's sole recourse.

                  (f) The right of first offer herein shall, at Landlord's election, be null and void, if (i) an Event of Default has occurred and is continuing under the Lease on the date Tenant exercises its rights hereunder or on the commencement date of the lease for the Available Space, or (ii) Landlord has given to Tenant two (2) or more notices of default under this Lease and Tenant actually was in default of the Lease during the twelve (12) month period prior to the time that Landlord would be required to provide Tenant the Availability Notice. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the right herein provided, or if Tenant shall have subleased any portion of the Premises or assigned all or any portion of the Lease (except in the event of a Permitted Transfer), then immediately upon such termination, sublease or assignment, the rights to lease the Available Space herein granted shall simultaneously terminate and become null and void. Such right is personal to Tenant. Under no circumstances whatsoever shall the assignee under a complete or partial assignment of the Lease, or a subtenant under a sublease of the Premises or any part thereof, have any right to exercise the right of first offer granted herein; provided, however, that in the event of an assignment of this Lease which is a Permitted Transfer, such permitted transferee shall have the right of first offer granted herein. Notwithstanding anything to the contrary in this Lease and subject to the provisions of this Paragraph 24, this right of first offer shall be a continuing right which shall remain in effect at all times during the term of this Lease and any extended term hereof.

         25. TENANT'S SIGNS. Tenant shall have the right to place signage on the exterior of the Building and in the lobby of the


                                      51.

Building. Any such signage is subject to all applicable laws, codes, rules and regulations and to the approval of the City and County of San Francisco and the reasonable approval of Landlord as to design, location and materials used. Any sign must be prepared by a professional sign company. Tenant shall maintain all signs at its cost and expense. If Tenant fails to maintain its signs and such failure continues for a period of ten (10) days after notice thereof by Landlord without Tenant having undertaken diligent efforts to complete the required maintenance, Landlord may, but shall not be obligated, to perform any such required maintenance. Tenant shall promptly pay to Landlord the cost of such required maintenance as additional rent. At the termination of the Lease, Tenant shall remove all its signs, and all damage caused by such removal shall be at Tenant's expense.

         26. PARKING. Tenant may lease on a monthly basis twenty-four (24) parking spaces in the Building (the "Building Lot") and forty-eight (48) spaces in the 345 Brannan Street lot (the "345 Brannan Street Lot") (such spaces to be collectively referred to as the "Existing Parking"). Landlord shall also make commercially reasonable efforts to provide Tenant with up to eight (8) additional parking spaces (the "Additional Parking") in the 345 Brannan Street Lot or an alternative lot (the "Alternative Lot") within 500 feet of the 345 Brannan Street Lot. The Additional Parking shall be subject to availability (as determined in Landlord's reasonable discretion), at market rates (as determined in Landlord's reasonable discretion) and subject to annual escalations. Notwithstanding anything to the contrary in this Lease, Landlord hereby agrees that at all times during the term of this Lease, Tenant shall have the continuing right to lease the Existing Parking and the right to park up to two
(2) motorcycles in one (1) parking space at no additional charge. The use by Tenant, its employees and invitees of these parking lots shall be subject to the rules and regulations established from time to time by the owner or operator of the lots. Landlord shall not "restripe" or otherwise improve any of these parking lots unless required to do so by law. Notwithstanding anything to the contrary in this Lease, the Building Lot and the 345 Brannan Street Lot shall be managed and maintained in a first class manner and condition comparable to that of parking facilities owned by Comparable Landlords.

         27.      BRIDGE ACCESS.

                  (a) One (1) one-story bridge extends from the second floor of the Building and one (1) two-story bridge extends from the third floor of the Building (collectively, "the Bridges"), respectively, toward the second and third stories of that certain building commonly known as 35 Stanford Street, San Francisco, California (the "Stanford Street Property"), which Bridges are owned by the Landlord. Tenant may connect the second and third floors of the Premises to the Stanford Street


                                      52.

Property by extending the existing Bridges, and performing any other required improvements (collectively, the "Connection Alterations"), subject to applicable laws and to Landlord's approval of the plans for such work, which approval Landlord may withhold in its sole and absolute discretion. Tenant shall accept the Bridges on an "as-is" basis. Landlord makes no representations or warranty regarding the Bridges with respect to their condition or suitability for Tenant's intended use.

                  (b) Provided Tenant constructs the Connection Alterations, Tenant shall be responsible for all required maintenance of the Bridges, pursuant to Paragraph 9 of the Lease. Provided Tenant constructs the Connection Alterations, Tenant also shall be responsible for the costs of all utilities used in or in connection with the Bridges, and such costs shall be excluded from the definition of "Operating Expenses." The liability insurance that Tenant must maintain pursuant to Paragraph 14 of the Lease shall cover the Bridges and
Tenant's use of the Bridges. Provided Tenant constructs the Connection Alterations, Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its Indemnitees from and against any and all claims, demands, damages, expenses, losses, costs and liabilities, including, without limitation, reasonable attorneys' fees and expenses, incurred by, imposed on or payable by Landlord arising out of any act or omission by any person who has gained access to the Real Property through the Bridges or the Stanford Street Property, or arising out of the condition of the Bridges or otherwise related to the Bridges; this indemnity shall survive the termination of this Lease as to conditions arising and events occurring prior to the termination of this Lease. Upon termination of this Lease, Tenant shall, at Tenant's cost, cause the Stanford Street Property-end of the Bridges to be sealed and finished to Landlord's reasonable satisfaction.

         Tenant shall provide Landlord with a deposit, escrow account or letter of credit equal to the Landlord's reasonable estimate of the cost of removing the Connection Alterations and restoring the Bridges to their condition prior to construction of the Connection Alterations (the "Connection Removal Security") at the expiration of the Lease term. If Tenant removes the Connection Alterations and restores the Bridges to their condition prior to construction of the Connection Alterations on or before the expiration or sooner termination of this Lease, and such work is performed to the reasonable satisfaction of Landlord, Landlord shall immediately return the Connection Removal Security to Tenant. If Tenant fails to remove the Connection Alterations upon the expiration or sooner termination of this Lease, Landlord may use the Connection Removal Security to remove said Connection Alterations and restore the Bridges and shall immediately return any remaining amount of the Connection Removal Security to Tenant.


                                      53.

         28. TENANT ALLOWANCE. On the Commencement Date, Landlord shall provide Tenant with a tenant improvement allowance in the amount of four hundred twelve thousand six hundred eighty-five and 00/100 dollars ($412,685.00) which sum Tenant shall use for improvements of and to the Premises or for other related costs.

         29. APPROVALS. Except as otherwise expressly provided in this Lease, whenever the Lease requires an approval, consent, designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment shall be reasonable, shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

         30. LICENSE AGREEMENT. Concurrently with the execution and delivery of this Lease, Landlord and Tenant shall execute


                                      54.

and deliver a License Agreement in the form attached to this Lease as Exhibit D.


31. TERMINATION OF EXISTING LEASES. Upon the Commencement Date of this Lease, the Existing Leases (as defined in Paragraph 22(u)) shall automatically terminate without any further action by Landlord or Tenant; provided, however, that any obligations which arose under the Existing Leases prior to the Commencement Date shall survive such termination.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.


                                         LANDLORD:

                                         SOMA PARTNERS, L.P., a California
                                         limited partnership

                                         By   SKS/Rosenberg, LLC, a Delaware
                                              limited liability company, general
                                              partner

                                              By    Stein Kingsley Stein, a
                                                    California corporation,
                                                    Member


                                              By    /s/ Paul Stein
                                                 --------------------
                                                 Its   President
                                                     ----------------

                                         TENANT:

                                         ADVENT SOFTWARE, INC., a Delaware
                                         corporation


                                              By   /s/ Irv Lichtenwald
                                                 ---------------------
                                                 Its:     CFO
                                                      ----------------
                                      55.

                                    EXHIBIT A


                                   FLOOR PLAN

         [FLOOR PLANS FOR 2ND, 3RD, 4TH, 5TH & 6TH FLOORS APPEARS HERE]

                                  EXHIBIT A-1


                                  STORAGE AREA


                   [FLOOR PLAN FOR STORAGE AREA APPEARS HERE]

                                    EXHIBIT B


                         BUILDING RULES AND REGULATIONS


         1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the reasonable judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants.

         2. Except as permitted in the License Agreement and the Lease, no sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be inscribed, painted, affixed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of the tenant.

                  If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

                  No signs will be permitted on any entry door unless the door is glass. All glass door signs must be approved by Landlord. Signs or lettering shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

         3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom. Landlord reserves the right to restrict the amount of directory space utilized by Tenant.

         4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window on any premises without the prior written consent of Landlord. In any event, with the prior written consent of

Landlord, all such items shall be installed inside of Landlord's standard draperies and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building.

         5. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 6 A.M. and at all hours on Saturdays, Sundays and holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.

                  Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

                  During any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's reasonable opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

         6. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the property of any tenant by the janitor or any other employee or any other person. Janitorial service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating or cleaning of carpets or rugs or moving of furniture or other special services. Janitorial service will not be furnished on nights when rooms are occupied after 9:30 p.m., except for janitorial work that can be completed without interfering with the occupants. Window cleaning shall be done only by Landlord, and at such intervals and such hours as Landlord shall deem reasonably appropriate.

         7. No tenant shall obtain for use upon its premises ice, drinking water, food, beverage, towel or other similar services, or accept barbering or bootblacking services in its premises, except from persons authorized by Landlord, which authorization shall not be unreasonably withheld, and at hours and under regulations fixed by Landlord.

                                       2.

         8. Each tenant shall see that the doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other tenants or occupants of the Building. On multiple-tenancy floors all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

         9. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock.

         10. Landlord will furnish Tenant without charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys of or to the Building, offices, rooms and toilet rooms which shall have been furnished to the Tenant or which the Tenant shall have had made. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay Landlord therefor.

         11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         12. No tenant shall use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord or otherwise approved by Landlord.

         13. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises or the Building; provided, however, domesticated animals may be kept in the Premises provided that Tenant pays for any damage to the Real Property caused by such animals and agrees to abide by any objections to such animals


                                       3.

raised by any other tenants in the Building, including ceasing to allow any animals on the Real Property if required.

         14. No cooking shall be done or permitted by any tenant on its premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees shall be permitted, nor shall such premises be used for lodging.

         15. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale, at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, or any business or activity other than that specifically provided for in such tenant's lease.

         16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. The location of telephones, call boxes and other office equipment affixed to all premises shall be subject to the written approval of Landlord. All electrical appliances must be grounded and must meet UL Label Standards.

         17. Except as permitted in the License Agreement, no tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls of the Building.

         18. No furniture, freight, equipment, packages or merchandise will be received in the Building or carried up or down the elevators, except between such hours, through such entrances and in such elevators as shall be designated by Landlord. Landlord reserves the right to require that moves be scheduled and carried out during nonbusiness hours of the Building. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

         19. No tenant shall overload the floor of its premises.


                                       4.

         20. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any tenant into or kept in or about any premises in the Building except for the underground connected parking garage.

         21. Each tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

         22. Canvassing, soliciting, distribution of handbills and other written materials and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         23. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

         24. The requirements of tenants will be attended to only upon application to Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

         25. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

         26. These Rules and Regulations may be changed from time to time, as Landlord may deem reasonably appropriate, and are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants and conditions of the Lease.

                                       5.

                                    EXHIBIT C


                          COMMENCEMENT DATE MEMORANDUM


         THIS MEMORANDUM is entered into as of __________ __, 199_ by and between SOMA PARTNERS, L.P., a California limited partnership ("Landlord"), and ADVENT SOFTWARE, INC., a Delaware corporation ("Tenant"), with respect to that certain Office Lease dated as of _____________ __, 199_ (the "Lease") respecting certain premises (the "Premises") located in the building known as 301 Brannan Street, San Francisco, California.

         Pursuant to Paragraph 2(a) of the Lease, Landlord and Tenant hereby confirm and agree that the Commencement Date (as defined in the Lease) is _____________ __, 199_ and that the Expiration Date (as defined in the Lease) is
_________ __, 20__.

         This Memorandum supplements, and shall be a part of, the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Memorandum as of the day and year first above written.

                                     LANDLORD:

                                     SOMA PARTNERS, L.P., a California limited partnership

                                     By   SKS/Rosenberg, LLC, a Delaware limited
                                     liability company, general partner

                                          By    Stein Kingsley Stein, a
                                                California corporation, Member


                                                By ________________________

                                                Its ____________________


                                     TENANT:

                                     ADVENT SOFTWARE, INC., a Delaware
                                     corporation


                                     By


                                          Its ___________________________

                                    EXHIBIT D

                                LICENSE AGREEMENT


         THIS LICENSE AGREEMENT (the "Agreement") is made as of August 1, 1998, by and between SOMA PARTNERS, L.P., a California limited partnership ("Licensor"), and ADVENT SOFTWARE, INC., a Delaware corporation ("Licensee"), with reference to the following recitals:

                                                     RECITALS

         A. Licensor and Licensee entered into that certain Lease of even date herewith (the "Lease"). Pursuant to the Lease, Licensee leases from Licensor certain premises consisting of the second, third, fourth, fifth and sixth floors located in the building (the "Building") commonly known as 301 Brannan Street, in the City of San Francisco, State of California (the "Premises"). Each capitalized term used in this Agreement, but not defined herein, shall have the meaning ascribed to it in the Lease.

         B. Licensee desires to install, operate and maintain telecommunications or satellite equipment, generators and/or signage on the roof of the Premises (the "Roof"), and Licensor desires to grant Licensee a license for this purpose, all on the terms and conditions set forth herein.

         THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. License. Licensor hereby grants to Licensee, subject to all of the terms and conditions contained in this Agreement, an exclusive license (the "License") to install, operate and maintain on a five hundred (500) square foot area of the Roof (as shown on Exhibit A attached hereto) (the "Licensed Area"), and to remove therefrom, telecommunications or satellite equipment, generators and/or signage (the design and materials of such signage to be subject to Landlord's reasonable consent and applicable laws and regulations), as may be required by Licensee during the term of the Lease or any extension thereof (collectively, the "Equipment"). The License includes the right to have access to the Roof in connection with the use thereof as permitted herein.

         2. Licensor's Recapture Option; License Termination. If Licensee has not exercised its rights under the License to use the License Area on or before two (2) years after the Commencement Date of the Lease, then Licensor may send written notice to Licensee requesting use of the License Area ("Recapture Notice"). Within ten (10) days of the Recapture Notice, Licensee must notify Licensor in writing of its intent to use the License Area. If Licensee does not so notify Licensor within such period, Licensee's rights under this License will terminate. If Licensee notifies Licensor in writing of its intent to use the License Area, it must install or substantially undertake the installation of the Equipment in the License Area within thirty
(30) days of such notification. If Licensee does not substantially undertake such installation within such period, Licensee's rights under this License will expire at the end of such period.

         3. Use. Licensee shall use the License Area only in connection with Licensee's or its successors' or its assigns' (in connection with Permitted Transfer) operations in the Premises. Licensee's use of the License Area shall not interfere with the maintenance or operation of any other equipment and/or structure that is located on the Roof at the time Licensee installs the Equipment in the License Area. Licensee shall have access to the Roof as required for the installation, operation, maintenance and removal of the Equipment. No changes, modifications, additions or substitutions shall be made to the Equipment without the prior written approval of Licensor, which shall not be unreasonably withheld; provided, however, that Licensee may remove the Equipment at any time during the term of this Agreement or the Lease without Licensor's consent. If Licensee removes all of the Equipment, Licensee shall provide Licensor with written notice of such removal within ten (10) days thereof, and this Agreement shall terminate upon the date of such removal.

         4. Condition of Roof. Licensee acknowledges that the License Area and the Roof shall be used by Licensee pursuant to the License on an "as is" basis and that Licensor has not made any representation or warranty regarding the License Area or the Roof with respect to its suitability for the installation, maintenance or operation of the Equipment. Licensee's decision to use the License Area is based on Licensee's own investigation and analysis of the License Area. Licensee shall be obligated, at its sole cost and expense, to repair any and all damage caused by Licensee's installation, maintenance, operation or removal of the Equipment in the License Area or exercise of Licensee's rights under this License.

         5. Maintenance. Licensee shall repair any damage to the Roof or the Premises caused by its use of the License Area or by the installation, operation, maintenance or removal of the Equipment. Following Licensee's installation of the Equipment in the License Area, Licensee shall maintain the License Area to the extent such maintenance is required due to Licensee's use of the License Area or as a result of Licensee's Equipment or exercise of Licensee's rights under this License, and Licensor shall have no responsibility to maintain or operate the Equipment. Notwithstanding anything to the contrary in this Agreement, Licensee shall have no obligations under this Agreement until Licensee exercises any of its rights under this License.

         6. Utilities. Licensee shall be responsible for the actual cost of all utilities consumed in connection with the use of the License and shall pay such cost either directly to the utility provider or to the Landlord as additional rent, and such cost shall be excluded from the definition of "Operating Expenses" under the Lease.

         7. Assignment and Subletting. Except in connection with a Permitted Transfer, Licensee shall not: (a) assign, encumber, transfer or convey this License or any interest in this License; (b) allow any assignment or transfer of Licensee's interest in this License, whether by operation of law or otherwise; or (c) permit the use of the License Area, the Roof or the Equipment by anyone other than Licensee. Any attempted assignment, sublease or other transfer by Licensee of all or any interest in the License Area or this License in violation of this paragraph shall be void and of no legal effect and shall constitute an event of default under this License.

         8. Rules and Regulations. Licensee shall comply with any reasonable rules and regulations Licensor may enact with respect to the use of the License Area or Roof and/or the installation, operation or maintenance of the Equipment.

         9. Insurance. The liability insurance that Licensee must maintain pursuant to Paragraph 14 of the Lease shall cover the Roof and Licensee's use of the License.

         10. Indemnity. Licensee agrees to indemnify, defend and hold harmless Licensor, its agents, officers, directors, shareholders, partners, employees, servant from and against any and all claims, liabilities, demands, costs, damages, losses, actions, causes of action or judgments (including reasonable legal fees and expenses) (the "Losses") which result from or arise out of the installation, existence, operation, maintenance or removal of the Equipment or Licensee's use of the License, except to the extent any such Losses are caused by the gross negligence or willful misconduct of Licensor or its Indemnitees. Licensee's obligations under this paragraph shall survive the expiration or earlier termination of this Agreement.

         11. Termination; Default. The License and this Agreement shall automatically terminate in the event the Lease terminates for any reason. In addition, Licensor may elect to terminate the License and this Agreement at any time upon written notice to Licensee; provided, however, Licensor agrees not to exercise such right unless (i) Licensee has failed to cure any default under or breach of this Agreement within thirty (30) days after Licensor has given to Licensee written notice of such a default under this Agreement (or such longer period of time required if such default or breach cannot be cured within said thirty (30) day period and Licensee commences to cure such default within said thirty (30) day period) or (ii) Licensee has failed to cure any default under the Lease within the time periods and pursuant to the terms specified in the Lease. If the License and this Agreement are terminated as provided in this Paragraph 11, then Licensee shall at its expense:
(i) immediately remove the Equipment from the Roof; and (ii) repair any damage resulting from such removal.

         12. Compliance With Laws. Licensee, at Licensee's sole cost and expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities with respect to the installation, operation and maintenance of the Equipment.

         13. Access By Licensor. Licensor reserves and shall at any and all times, after reasonable notice, have full access to the Roof to inspect the same.

         14. Entire Agreement; Nature of Rights; Modifications. This Agreement constitutes the entire agreement between Licensor and Licensee with respect to the License and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Licensor or Licensee. This Agreement shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Licensor and Licensee.

         15. Attorneys' Fees. In the event of any action or proceeding between Licensor and Licensee to enforce or interpret any provision of this Agreement, the losing party shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in such action and in any appeal in connection therewith by such prevailing party. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

         16. Counterparts. This Agreement may be signed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement.

         17. Successors in Interest. Subject to the restrictions of Paragraph 7 hereof, the provisions of this Agreement shall inure to the benefit of and bind Licensor and Licensee and their